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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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AEROVIRONMENT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2020 Annual Meeting

of Stockholders

and Proxy Statement

Friday, September 25, 2020
at 9:00 a.m. Pacific Time

MESSAGE AND Q&A WITH AEROVIRONMENT PRESIDENT AND CHIEF EXECUTIVE OFFICER WAHID NAWABI

Our team produced strong financial and strategic results in fiscal year 2020. Despite the challenges presented by COVID-19, we adapted by transitioning the majority of our team members to a remote work configuration and delivered a third consecutive year of profitable, double-digit topline growth with record fourth quarter revenue, record annual revenue and record funded backlog. We expanded our international footprint for our small unmanned aircraft systems (UAS) to 50 allied customers, introduced our new Puma LE and Quantix Recon solutions and won important domestic small UAS contract awards from the U.S. Army, Marine Corps and Border Patrol. On the final day of our fiscal year, we secured a record $76 million contract award from the Army for the first year of a three-year Lethal Miniature Aerial Missile Systems (LMAMS) contract worth up to $146 million for procurement of our Switchblade systems. Our larger Switchblade variant continued to progress toward customer adoption with co-funding from our engaged customer, achieving positive results in multiple tests and demonstrations. During the fiscal year, we completed the second Sunglider (formerly designated "HAWK30") solar High-Altitude Pseudo Satellite (HAPS) UAS and achieved multiple successful test flights of the system, while increasing the value of the HAPS Design and Development Contract and related efforts to $166 million. We completed our integration of the VAPOR helicopter UAS product line we acquired in fiscal year 2020 and relocated its production to our Simi Valley facilities. We continued to make progress toward our goal of developing and delivering advanced, multi-domain, integrated robotic solutions that help our customers succeed and create long-term value for our shareholders.

I regularly meet and communicate with our stockholders and would like to share some of the common questions they pose to us:

Q) What is the status and outlook for your HAPS program?

  A) Our HAPS program continues to progress well. HAPSMobile, our joint venture with SoftBank Corp, benefits from the expertise and knowledge we have developed over decades of HAPS technology development, and the telecommunications industry expertise and knowledge of our partner. Successful flight testing of the Sunglider solar HAPS UAS commenced in fiscal year 2020 and supports continued momentum toward our goal of deploying HAPS systems for commercial and defense applications. While the value of the HAPS program grew to more than $166 million at the end of our fiscal year 2020, we believe this represents an even more significant long-term value creation opportunity for AeroVironment.

Q) How has competition in your end market changed?

  A) AeroVironment pioneered each of the end markets we serve, and is now a global leader in tactical UAS, tactical missile systems and HAPS. When the first competitions for customer procurement contracts began, they attracted a large number of competitors, including some of the largest companies in the aerospace industry. As the market grew, subsequent competitions attracted even more entrants, and AeroVironment continued to emerge with the winning solutions. Today, in each area of our business, tactical UAS, tactical missile systems and HAPS, large and small competitors seek to secure new customer procurement opportunities and we continue to invest in innovation to deliver the most compelling solutions to help our customers succeed.

Q) Where do you see the future for AeroVironment?

  A) We envision a future where intelligent robotic systems in the air, on the ground and in the water, work together and with their human operators to achieve mission success more quickly and more cost-effectively than what can be accomplished today. This future will require advances in autonomy and its enabling technologies. We have built a highly talented team and are making good progress in various technology demonstrations related to autonomous and GPS-denied UAS operations. Our strong balance sheet provides financial flexibility to execute on our strategy and build long-term shareholder value.

AEROVIRONMENT, INC.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders,

We are pleased to invite you to join the board of directors and executive team of AeroVironment, Inc. (the "company") at our 2020 annual meeting of stockholders. Due to the ongoing outbreak of the novel coronavirus known as COVID-19, and to protect the health and well-being of our stockholders and employees, we have chosen to hold this year's annual meeting in a virtual format only.

Important information relating to the annual meeting is detailed below:

TIME:	9:00 a.m. Pacific Time on Friday, September 25, 2020
PLACE:	Online at: https://web.lumiagm.com/216888245
Unanimous Recommendations of Board of Directors
ITEMS OF BUSINESS:	(1)	Elect Catharine Merigold, Wahid Nawabi and Stephen Page, each to serve as a Class II director for a three-year term;	FOR
	(2)	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021;	FOR
	(3)	Conduct an advisory vote on the compensation of our Named Executive Officers; and	FOR
	(4)	Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
RECORD DATE:	You can vote if you were a stockholder of the company at the close of business on August 7, 2020 (the "Record Date").
MEETING PARTICIPATION AND ATTENDENCE:
You may participate in the annual meeting if you were a stockholder as of the Record Date or you hold a valid proxy for the meeting. This year's annual meeting will be conducted in a virtual only format on the internet. Stockholders (or their proxies) can participate in and vote at the annual meeting by logging in with your 11-digit voter control number issued by AST and password of AVAV2020 (case sensitive). Online access to the virtual stockholder meeting will open up approximately 60 minutes prior to the start of the annual meeting to allow for you to test your computer audio system.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, you should receive a proxy card and voting instructions with these proxy materials. To participate and vote at the virtual annual meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the annual meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the annual meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC Attn: Proxy Tabulation Department 6201 15th Avenue Brooklyn, NY 11219

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on September 15, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.
VOTING BY PROXY:
Registered Stockholders. To assure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting virtually. Instructions for voting are on your proxy card. If you attend the annual meeting, you may also submit your vote during the virtual meeting, and any previous votes you submitted will be superseded by the vote that you cast at the annual meeting.

You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or internet method of voting described on your proxy card, so that if you are unable to attend the meeting your shares can be voted.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Without your instructions as to how to vote, brokers are not permitted to vote your shares at the annual meeting with respect to the election of directors or the advisory votes to approve the compensation of our Named Executive Officers. Please instruct your broker how to vote your shares using the voting instructions provided by your broker.

This proxy statement is issued in connection with the solicitation of a proxy on the enclosed form by the board of directors of AeroVironment, Inc. for use at our 2020 annual meeting of stockholders. We will begin distributing this proxy statement, a form of proxy and our 2020 annual report on or about August 25, 2020.
Thank you for your support.

Tim Conver Chairman of the Board
Simi Valley, California August 13, 2020

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 25, 2020

This notice, the accompanying proxy statement, and our 2020 annual report to stockholders, which includes our Form 10-K for the fiscal year ended April 30, 2020, are available on our website at http://investor.avinc.com/financial-information.

PROXY SUMMARY

PROXY SUMMARY

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the board of directors of AeroVironment, Inc. for our 2020 annual meeting of stockholders to be held on Friday, September 25, 2020 and any adjournments or postponements thereof, for the purposes set forth in the attached notice of annual meeting of stockholders. Our principal executive offices are located at 900 Innovators Way, Simi Valley, California 93065. Enclosed with this proxy statement is a copy of our 2020 annual report, which includes our Form 10-K (without exhibits) for the fiscal year ended April 30, 2020. However, the 2020 annual report is not intended to be a part of this proxy statement or a solicitation of proxies.

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the company's 2020 performance, please review our annual report on Form 10-K for the fiscal year ended April 30, 2020. This proxy statement and the accompanying proxy card are first being distributed to stockholders on or about August 25, 2020.

VOTING AND MEETING INFORMATION

It is important that you vote in order to impact the future of the company. Please carefully review the proxy materials for the 2020 annual meeting of stockholders, which will be held on Friday, September 25, 2020, at 9:00 a.m. Pacific Time, online at https://web.lumiagm.com/216888245, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the 2020 annual meeting of stockholders if you were a stockholder of record at the close of business on August 7, 2020, the record date of the meeting. On the record date, there were 24,104,564 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The holders of our common stock are entitled to one vote per share on any proposal presented at the annual meeting. We have no other voting securities outstanding.

Voting in Advance of the Meeting

Even if you plan to attend the 2020 annual meeting of stockholders, please vote right away using one of the following advance voting methods (see page 75 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance of the meeting in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote BY INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

PROXY SUMMARY

Attending and Voting at the Annual Meeting

All stockholders of record may vote virtually at the 2020 annual meeting of stockholders. Beneficial owners may vote virtually at the meeting if they have a legal proxy, as described on page 74.

Important Note about Meeting Admission Requirements: If you plan to attend the meeting virtually, you should review the important details on admission requirements on page 74.

Electronic Document Delivery

Instead of receiving future copies of our notice of annual meeting, proxy statement and the annual report on Form 10-K by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive our proxy materials online will save us the cost of producing and mailing documents, reduces paper waste, and also will give you an electronic link to the proxy voting site. Please see your proxy card or the website to which you are referred to vote your shares for instructions on how to elect to receive your proxy materials electronically.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the 2020 annual meeting of stockholders:

Our Board's Recommendation

Proposal 1. Election of Directors (page 8)

The board believes that the combination of qualifications, skills and experiences of the director nominees would contribute to an effective and well-functioning board. The director nominees possess the necessary qualifications to assist the board in providing effective oversight of the business and strategic advice and counsel to the company's management.

FOR each Director Nominee

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm (page 69)

The Audit Committee has appointed Deloitte & Touche LLP to serve as the company's independent registered public accounting firm for the fiscal year ending April 30, 2021. The Audit Committee and the board believe that the appointment of Deloitte & Touche LLP to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of our independent registered public accounting firm.

FOR

Proposal 3. Advisory Vote on the Compensation of our Named Executive Officers (page 71)

The company has designed its compensation programs to align employee rewards with the creation of long-term stockholder value. The company seeks a non-binding advisory vote from its stockholders to approve the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section beginning on page 39 and the Compensation Tables section beginning on page 57. The board values stockholder opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

FOR

PROXY SUMMARY

QUESTIONS AND ANSWERS (PAGE 73)

Please see the Questions and Answers section beginning on page 73 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals for the 2021 annual meeting of stockholders. Additional questions may be directed to Investor Relations at (805) 520-8350 x4510 or ir@avinc.com.

CORPORATE GOVERNANCE (PAGE 23)

The company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the company. Highlights of our governance practices include:

•
High proportion of independent directors (6 of 8)

•
Director resignations required from directors receiving more "withhold" votes than "for" votes in an uncontested election

•
Lead Independent Director

•
Independent Audit, Compensation and Nominating and Corporate Governance Committees

•
Regular executive sessions of independent directors

•
Regular board and committee self-evaluations

•
Active stockholder engagement

•
Anti-hedging and anti-short sale policies for executives, directors and employees

•
Executive compensation driven by pay-for-performance philosophy

•
Share ownership guidelines and share retention policy for executives and directors

•
Compensation recovery (clawback) policy for executives

PROXY SUMMARY

DIRECTOR NOMINEES AND OTHER DIRECTORS (PAGES 12 - 20)

Name	Age	Director Since	Primary Experience	Committee Membership	# of Other Public Company Boards

Director Nominees

Catharine Merigold*[1]	64	2015	Founder and Managing Partner of Vista Ventures	A, NCG	0

Wahid Nawabi	51	2016	President and Chief Executive Officer of the company since May 2016; former Chief Operating Officer and Senior Vice President of the company and General Manager of the company's former Efficient Energy Systems ("EES") division		0

Stephen F. Page*[1]	80	2013	Former Chief Financial Officer of United Technologies Corporation and Chief Executive Officer of its Otis Elevator division and former director of public companies	A, NCG	0

Other Directors

Timothy E. Conver	76	1988	Former President and Chief Executive Officer of the company	E	0

Arnold L. Fishman*	75	1998	Founder and former chairman of the Board of Lieberman Research Worldwide	C	0

Charles Thomas Burbage*	72	2013	Former Executive Vice President and General Manager, Joint Strike Fighter Program of Lockheed Martin	L, C, NCG, E	0

Charles R. Holland*	74	2004	Retired Air Force General and defense industry consultant		0

Edward R. Muller*	68	2013	Former Chairman and Chief Executive Officer of GenOn Energy Inc. and current and former director of public companies	A, C	1

* = Independent Director

L = Lead Independent Director

A = Audit Committee

C = Compensation Committee

E = Executive Committee

NCG = Nominating and Corporate Governance Committee

1.
If re-elected, the nominee will serve on the Audit Committee and Nominating and Corporate Governance Committee.

PROPOSAL 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

PROPOSAL 1.
ELECTION OF NOMINEES TO THE BOARD
OF DIRECTORS

Our board of directors consists of eight members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our board of directors may fill existing vacancies on the board of directors by appointment.

The term of office of the Class II directors will expire at the annual meeting. At the recommendation of the Nominating and Corporate Governance Committee, our board of directors proposes the election of Catharine Merigold, Wahid Nawabi and Stephen F. Page. All nominees currently serve as Class II directors. Each of Ms. Merigold, Mr. Nawabi and Mr. Page was elected by stockholders at the 2017 annual meeting of stockholders.

Catharine Merigold

Wahid Nawabi

Stephen F. Page

Each of Ms. Merigold, Mr. Nawabi and Mr. Page has indicated his or her willingness to serve if elected. If Ms. Merigold, Mr. Nawabi and Mr. Page becomes unable to serve or for good cause will not serve, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the board may recommend, unless the board reduces the number of directors. There are currently two Class III directors, whose terms expire at the annual meeting of stockholders in 2021, and three Class I directors, whose terms expire at the annual meeting of stockholders in 2022.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named herein. If voting instructions are received, the proxy holders will vote the proxy cards received by them in accordance with the instructions received. In no event may the proxy holders vote for the election of more than three nominees. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees, our other directors and our executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE BOARD NOMINEES LISTED ABOVE.

Withholdings will be counted as present for the purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Election Process and Voting Standard

There are no limits on the number of terms a director may serve. We believe term limits may cause the loss of experience and expertise important to the effective operation of our board of directors. However, to ensure that the board remains composed of high-functioning members able to keep their commitments to board service, the Nominating and Corporate Governance

Committee evaluates the qualifications and considers the performance of each incumbent director before recommending the nomination of that director for an additional term. The Class II directors will be elected on a plurality basis and the three nominees receiving the highest number of "for" votes will be elected as directors. Our Corporate Governance Guidelines,

PROPOSAL 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

however, provide that at any stockholder meeting at which directors are subject to an uncontested election, each director must receive more "for" votes than "withhold" votes with respect to that director. If a director is elected but receives more "withhold" votes than "for" votes, he or she has agreed to submit a letter of resignation to the board of directors promptly following the certification of the election results. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and rationale within 100 days of the certification of the election results. The director who tenders the resignation will not participate in the decisions of the Nominating and Corporate Governance Committee or the board that concern the resignation.

In addition, pursuant to our Corporate Governance Guidelines, a director whose job responsibilities materially change since his or her last election as a director may be asked to submit a letter of resignation to the board. The board may request such a resignation letter if continuing service on the board by the individual is not consistent with the criteria deemed necessary for continuing service on the board.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the board a slate of nominees for the class of directors to be elected at each annual meeting of stockholders. Nominees may be suggested by directors, members of management or stockholders.

Stockholders who would like the Nominating and Corporate Governance Committee to consider their recommendations for nominees to the board of directors should submit their recommendations in writing by mail to the Nominating and Corporate Governance Committee in care of the Office of the Corporate Secretary, AeroVironment, Inc., 900 Innovators Way, Simi Valley, California 93065 or by email to corporatesecretary@avinc.com. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration as other nominees.

DIRECTOR QUALIFICATIONS AND INDEPENDENCE

DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Directors are responsible for overseeing the company's business consistent with their fiduciary duties to stockholders. This significant responsibility requires highly skilled individuals with diverse qualities, attributes and professional experience. The board believes that there are general requirements that are applicable to all directors and others skills and experience that only need to be represented on the board as a whole, but not necessarily possessed by each director. The board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the board's overall composition and the company's current and future needs.

Qualifications Required of All Directors

In its assessment of each potential director nominee, the Nominating and Corporate Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of the company's business or related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the board. The Nominating and Corporate Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill the responsibilities of a director to the company. The board and the Nominating and Corporate Governance Committee require that each director be a recognized person of high integrity, ethics and values, have a proven record of success and demonstrate respect for corporate governance requirements and practices. Each director must also possess practical and mature business judgment, as well as demonstrate innovative thinking and an entrepreneurial spirit, qualities the board believes are essential to its ability to maintain the company's culture of innovation. In addition, the board conducts interviews of potential director candidates to assess intangible qualities, including the individual's ability to ask difficult questions while maintaining collegiality.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The board has identified the qualifications, attributes, skills and experience listed in the bullets below as important for the board to possess as a whole, in light of the company's current needs and business priorities.

•
personal and professional integrity, ethics and values;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
extensive knowledge of the company's business;

•
aerospace and defense industry expertise;

•
global and international business experience;

•
strategic development experience, including mergers, acquisitions, venture capital and other strategic transactions;

•
diversity of expertise and experience, including substantive matters pertaining to our business, relative to other directors;

•
diversity of personal background, including gender, age and ethnicity, relative to other board members;

•
experience in marketing, engineering, technology and innovation, operations, supply chain, manufacturing and legal;

•
high level of financial literacy and experience;

•
experience as a board member of another publicly-held company;

•
data analytics experience;

•
commercial business experience; and

•
experience in scaling or growing a startup or small business into a significant business.

DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Independence Determinations

Under the listing standards of The NASDAQ Stock Market LLC ("Nasdaq"), and the company's Corporate Governance Guidelines, the board must consist of a majority of independent directors. In making independence determinations, the board observes Nasdaq and SEC criteria and considers all relevant facts and circumstances. To be considered independent under Nasdaq listing standards, a director must pass certain objective tests, such as not being an executive officer or employee of the company or having certain business dealings with the company. Additionally, Nasdaq independence standards include a subjective test that requires our board to make a subjective determination that an individual has no relationships which, in the opinion of the company's board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The board undertook a review of the independence of each director and considered whether such director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. Based upon information requested from and provided by each director regarding his or her business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled "Related Party Transactions – Certain Transactions and Relationships," the board has determined that each of Catharine Merigold, Stephen F. Page, Arnold L. Fishman, Charles Thomas Burbage, Edward R. Muller, and General (Retired) Charles R. Holland qualify as independent directors in accordance with the Nasdaq listing standards and Rules 10C-1 and 10A-3 under the Exchange Act.

In evaluating director independence, the board took into consideration General (Retired) Charles R. Holland's service as a consultant to the company.

Pursuant to a consulting agreement with the company effective January 1, 2016 and its subsequent amendments, Mr. Holland performs consulting services for us on a general basis and with respect to particular individual projects assigned by us. During the fiscal year ended April 30, 2020, we paid to Mr. Holland approximately $48,000 in consulting fees pursuant to the terms of his consulting agreement. The board determined that Mr. Holland has no relationship with the company, including Mr. Holland's consulting arrangement with the company, that would interfere with his exercise of independent judgment in carrying out his responsibilities as an independent director.

2020 NOMINEES FOR CLASS II DIRECTORS

2020 NOMINEES FOR CLASS II DIRECTORS

The board and the Nominating and Corporate Governance Committee believe that the combination of the various qualifications, skills and experience of the director nominees would contribute to an effective and well-functioning board. They also believe that the combination of the various qualifications, skills and experiences of the director nominees individually, and when combined with the other directors, will create a board possessing the necessary qualifications to provide effective oversight of the business and strategic advice and counsel to the company's management.

Included in the biographies of the director nominees and the other directors below is an assessment of the specific qualifications, attributes, skills and experiences that such director nominees and the other members of the board provide to the board of directors and the company.

2020 NOMINEES FOR CLASS II DIRECTORS

Director Nominees

Catharine Merigold

Director Since:	2015

Age:	64

Board Committees and Leadership:	Member of Audit Committee and Chair of the Nominating and Corporate Governance Committee

Summary of Experience	Ms. Merigold has been investing in and advising high-growth technology businesses for over 20 years as a venture capitalist. She was a Vice President at Centennial Ventures from 1992 to 1994, and then founded and has been the managing partner of Vista Ventures, a venture firm specializing in investing in software, digital media and network sectors, since January 2000. Prior to founding Vista Ventures, Ms. Merigold served as the President and Chief Executive Officer of University Technology Corporation, a company that managed all technology transfer and associated equity holdings for the University of Colorado system, from 1999 to 2000, and as Vice President of Marketing and Sales for US West Wireless. She began her career at Hewlett-Packard Company, serving in a variety of technical, marketing and sales management roles, including several years spent in Europe. Ms. Merigold has served on a number of corporate boards, including as a board observer for Market Force Information, Inc., a provider of customer intelligence solutions to large consumer companies, a board member of P2Binvestor, Inc., a crowd lending platform providing asset based lines of credit to businesses, and a board member of the Colorado Technology Association, and currently serves as a board member of University License Equity Holdings Inc. (ULEHI), which manages all the equity holdings associated with technology transfer of the University of Colorado. Ms. Merigold holds a B.S. in electrical engineering, with honors, from Washington University in St. Louis and an M.B.A. from Stanford University.

Specific Qualifications, Attributes, Skills and Experience:

Extensive Global or International Business Experience
Ms. Merigold has substantial international business experience gained from her experience at Hewlett-Packard in Europe and previous experience working for the French power company EDF-GDF. Her international experience is important to the board given the company's growing international business.

Science, Technology and Innovation Experience
As a venture capitalist, Ms. Merigold has experience working with numerous technology companies and companies providing innovative solutions, including serving as a board member of P2Binvestor, Inc. and Tendril Networks, Inc., a provider of energy services management software. Given the company's innovative culture and the technical nature of its products, Ms. Merigold's experience working with technology companies provides useful insight to the board.

Related Industry Experience – Marketing
Ms. Merigold provides the board with unique insight into marketing and consumer purchasing behaviors, gained through experience in marketing positions with Hewlett-Packard and US West Wireless, and as a director of Market Force Information. Her extensive knowledge of marketing and purchasing behavior provides the board with critical knowledge for the expansion of our commercial business.

Investment Expertise
Ms. Merigold has served as a venture capitalist for over twenty years, serving as Vice President and a Partner of Centennial Ventures and later founding and serving as Managing Partner of Vista Ventures. Her significant experience as a venture capitalist has provided her with key understanding of the variables that lead to high-growth success of businesses, which enables Ms. Merigold to provide valuable insight to the board in evaluating potential strategic investments and opportunities.

Experience Scaling and Growing Startup and Small Business
Through her venture capital experience, Ms. Merigold has gained extensive experience helping companies navigate their way through the startup and high-growth phases into becoming a significant operational business. Her experience working with high-growth companies in a variety of industries brings valuable knowledge to the board regarding the scaling and growing of successful businesses, which assists the board in evaluating the company's growth strategy for new market opportunities and potential strategic arrangements.

Data Analytics Experience
Ms. Merigold brings to the board critical knowledge of data analytics, gained through her experience at US West Wireless, where she implemented and oversaw a data analytics program, as well as through her role as an advisory board member at Market Force Information, which utilizes data analytics in its products and services. Her experience with data analytics is very valuable to the board as the company grows its commercial business.

2020 NOMINEES FOR CLASS II DIRECTORS

Wahid Nawabi

Director Since:	2016

Age:	51

Board Committees and Leadership:	None

Summary of Experience	Mr. Nawabi has served as our President and Chief Executive Officer since May 2016. Previously, Mr. Nawabi served as our President and Chief Operating Officer from January 2016 to May 2016 and as Senior Vice President and Chief Operating Officer from April 2015 to January 2016. He also served as Senior Vice President and General Manager, EES from December 2011 to April 2015. Prior to joining the company, Mr. Nawabi served as Vice President, Global Sales of Altergy Systems, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products, from February 2009 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion Corporation, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment, North America and Canada. During his 16-year tenure at American Power Conversion, Mr. Nawabi was instrumental to the company's growth into global market leadership positions in power protection and data center physical infrastructure, with significant roles in starting and growing the company's data center physical infrastructure business and in developing and expanding the company's business across Europe and Asia. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Nawabi brings significant executive and leadership experience to the board from his experience in various executive roles at the company since 2011 and his prior experience at Altergy Systems, C&D Technologies and American Power Conversion.

Extensive Knowledge of the Company's Business
Mr. Nawabi has gained extensive knowledge of our business operations since joining our company in 2011 as Senior Vice President and General Manager, EES. His knowledge of all aspects of our business, operations and products, including his current service as our President and Chief Executive Officer, allows him to bring valuable practical information and insight to the board.

Extensive Global or International Business Experience
Through his experience as Vice President, Global Sales of Altergy Systems and of C&D Technologies, as well as his service as our Chief Operating Officer, President and Chief Executive Officer, Mr. Nawabi has gained extensive international business experience. At C&D Technologies, Mr. Nawabi helped expand and grow the business throughout Latin America, which led to the expansion of the company's presence both in manufacturing capacity as well as sales, marketing and customer service in such regions. Additionally, Mr. Nawabi helped develop American Power Conversion's business across Europe and Asia. As our international sales continue to increase, Mr. Nawabi's international experience will be a valuable asset to our board.

Science Technology and Innovation Experience
As the General Manager of the company's former EES business segment, Mr. Nawabi oversaw the launch of multiple innovative and successful new products to market and was responsible for revamping the division's product development processes, which were eventually implemented across the company's UAS segment as well. Additionally, while at American Power Conversion, Mr. Nawabi was instrumental in launching numerous innovative products to market, many of which were recognized as "industry firsts."

Experience Scaling and Growing Startup and Small Business
During his tenure at American Power Conversion, Mr. Nawabi was instrumental and led the core leadership team in growing and scaling the company's data center physical infrastructure business, taking the business from its inception to a global leader with $600 million in annual global revenues. Mr. Nawabi's experience in growing and scaling businesses will provide valuable insight to the board as the company seeks to grow its commercial operations and evaluates potential strategic transactions.

2020 NOMINEES FOR CLASS II DIRECTORS

Stephen F. Page

Director Since:	2013

Age:	80

Board Committees and Leadership:	Member of Audit Committee and Nominating and Corporate Governance Committee

Summary of Experience	Mr. Page has served as a member of our board of directors since 2013. Mr. Page served on the board of directors and audit committees of Lowe's Companies, Inc., a home improvement retailer, from 2003 to 2012; PACCAR, Inc., one of the largest manufacturers of medium and heavy duty trucks in the world, from 2004 to 2012; and Liberty Mutual Holding Company Inc., one of the largest property and casualty insurance companies in the U.S., where he was lead director. Before retiring in 2004, Mr. Page served in many leadership roles at United Technologies Corporation, a provider of high technology products and services to the global aerospace and building systems industries which merged with Raytheon Corporation in April 2020 to form Raytheon Technologies Corporation, including director, Vice Chairman and Chief Financial Officer, and President and Chief Executive Officer of Otis Elevator, formerly a division of United Technologies. Mr. Page holds a B.S. in business administration from Loyola Marymount University and J.D. from Loyola Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Page has extensive executive leadership experience at large public companies. He served as Chief Financial Officer of United Technologies, a global provider of high-technology products and support services in the aerospace and building industries with annual revenues of approximately $77 billion prior to its merger with Raytheon Corporation in April 2020, and he also served as Chief Executive Officer of Otis Elevator, a former multibillion dollar revenue generating unit of United Technologies, as Chief Financial Officer of Black & Decker Corporation, a manufacturer of power tools, and as General Counsel of the McCullough Corporation, a subsidiary of Black & Decker.

Extensive Global or International Business Experience
Mr. Page gained extensive experience leading international businesses in his executive leadership roles at United Technologies and as a director of PACCAR. This international business experience is extremely valuable to us as international business becomes an increasingly important component of our business.

Defense and Related Industry Experience
From his experience in leadership roles at United Technologies, Mr. Page brings highly relevant experience to our military-focused unmanned aircraft systems business.

Commercial Business Experience
Mr. Page gained substantial experience in commercial business operations through his positions at United Technologies and Black & Decker Corporation. Mr. Page's commercial business experience is of significant importance to the board as the company expands its commercial operations.

Public Company Board Experience
Mr. Page's service as Vice Chairman of United Technologies and as the Lead Independent Director at Liberty Mutual and his experience as a director of United Technologies, PACCAR and Lowe's provides us with valuable corporate governance and board leadership experience.

Financial Expertise
Having served as Chief Financial Officer of two major public companies and as Audit Committee Chair of Lowe's, PACCAR and Liberty Mutual, Mr. Page brings a wealth of financial, capital allocation and audit committee experience to the company and the board.

2020 NOMINEES FOR CLASS II DIRECTORS

Continuing Directors

Charles Thomas Burbage

Director Since:	2013

Age:	72

Board Committees and Leadership:	Lead Independent Director, Chair of Compensation Committee, member of Nominating and Corporate Governance Committee and Executive Committee

Summary of Experience	Mr. Burbage has served as a member of our board of directors since 2013. Mr. Burbage retired from Lockheed Martin Aeronautics Company in April 2013, after a 33-year career during which he served most recently as Executive Vice President and General Manager, Joint Strike Fighter Program from 2000 to 2013. Mr. Burbage also served on active duty in the U.S. Navy as a Naval aviator and recorded more than 3,000 flight hours in 38 types of military aircraft before retiring as a Captain in the U.S. Naval Reserve in 1994. Mr. Burbage currently serves as a director of Terma North America, Inc. and Chemring Group, Inc., a subsidiary of Chemring Group PLC. Mr. Burbage received a B.S. in aerospace engineering from the U.S. Naval Academy and holds an M.S. in aeronautical systems from the University of West Florida and an M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer or Executive Experience
Mr. Burbage was the Lockheed Martin executive responsible for the F-35 Joint Strike Fighter program from its inception to adoption. He brings to the board the experience of managing a complex global program involving U.S. military and international customers and global industrial partners.

Extensive Global or International Business Experience
Mr. Burbage's leadership of the F-35 Joint Strike Fighter program involved international business development activities on a global basis. The F-35 was sold to more than 10 countries and involved a global manufacturing capability. This experience is particularly relevant to us as we pursue larger and more complex international business opportunities.

Defense Industry Related Experience
In addition to decades of experience as an executive of Lockheed Martin, Mr. Burbage previously served as a Naval aviator and test pilot. He received numerous industry awards, including the U.S. Naval Academy/Harvard Business Review Award for Ethical Leadership. His defense industry and Naval officer experience provides important insights to the board on our largest business and customer set.

Science, Technology and Innovation Experience
Mr. Burbage has an extensive engineering background. He has a B.S. in aeronautical engineering from the U.S. Naval Academy and an M.S. in aeronautical systems from the University of West Florida. He applied this technical and engineering knowledge as a Naval aviator and in his management roles at Lockheed Martin. This background and experience is critically important to the board because of the innovative nature and technical complexity of our products.

2020 NOMINEES FOR CLASS II DIRECTORS

Timothy E. Conver

Director Since:	1988

Age:	76

Board Committees and Leadership:	Member of Executive Committee

Summary of Experience	Mr. Conver served as our President from November 1990 and as our Chief Executive Officer from 1992 until his retirement in May 2016. Prior to joining the company, Mr. Conver served as President of Whittaker Electronic Resources, a supplier of engineered products for military electronics and industrial instrumentation, for 10 years. Mr. Conver is a graduate of the University of Montana and received his M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Conver has extensive executive leadership experience, having served as the Chief Executive Officer of the company for over 20 years and as President of Whittaker Electronic Resources for 10 years.

Extensive Knowledge of the Company's Business
His knowledge of all aspects of our business and history and his extensive experience managing companies that provide high-technology solutions to military and industrial customers, and deploy practical innovation focused on current and future customer needs, position him well to serve as a director and as our Chairman of the Board.

Defense Industry Experience
Mr. Conver's extensive knowledge and experience in the defense industry was gained through a long and successful career focused on providing high-technology products and innovation to defense customers throughout the U.S. government and internationally.

Commercial Business Experience
Mr. Conver has considerable experience in the commercial aerospace and industrial industries from his service as President of Whittaker Electronic Resources and Chief Executive Officer of the company. His experience in commercial business is beneficial to the board as the company expands its commercial business operations.

2020 NOMINEES FOR CLASS II DIRECTORS

Arnold L. Fishman

Director Since:	1998

Age:	75

Board Committees and Leadership:	Member of Compensation Committee

Summary of Experience	Mr. Fishman has served as a member of our board of directors since 1998. Mr. Fishman is the founder of Lieberman Research Worldwide, a leading global market research firm, and Interviewing Service of America, a supplier of market survey services. Mr. Fishman served as the Chairman of Lieberman Research Worldwide and Interviewing Service of America from 1979 and 1983, respectively, until July 2015 when he sold his interests in the companies. He currently serves as the Chairman Emeritus of AppliedVR, LLC. Mr. Fishman received his B.S. in psychology from Brooklyn College.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Fishman has extensive executive experience as the founder of a market research business and market survey business that grew under his leadership to companies that now conducts market research in over 80 countries around the world.

Extensive Knowledge of the Company Mr. Fishman has extensive knowledge and understanding of the company's business, products and personnel gained from 18 years of service as a director.

Related Industry Experience – Marketing and Communication
Mr. Fishman brings to the board critical insight into purchasing behaviors and communications and their relationship to successful business decision-making, which is important to our expanding commercial products businesses.

Science, Technology and Innovation Experience
Mr. Fishman has a track record of successfully developing and implementing innovative business models and practices as an entrepreneur, having founded and led several innovative market research businesses. Mr. Fishman serves as Chairman Emeritus of AppliedVR, LLC, a technology company using virtual reality to alter behavior in positive ways covering health, safety training, police empathy and other social issues. Mr. Fishman also represented a major film production studio in Croatia and created various innovative film financing vehicles supporting co-productions with major U.S. studios. This background and experience provides an important perspective to the board given the company's innovative culture and long history of successful innovation.

2020 NOMINEES FOR CLASS II DIRECTORS

Charles Holland

Director Since:	2004

Age:	74

Board Committees and Leadership:	None

Summary of Experience	General Holland has served as a member of our board of directors since 2004. General Holland retired as Commander, Headquarters U.S. Special Operations Command ("USSOCOM") in November 2003 and currently serves as an independent consultant for various entities. Mr. Holland has been a consultant of the company since February 2004. Prior to his retirement, Mr. Holland was responsible for all special operations forces of the Army, Navy and Air Force, both active duty and reserve. Mr. Holland entered the United States Air Force in 1968. He has commanded a squadron, two Air Force wings, served as Deputy Commanding General of the Joint Special Operations Command, and was Commander of the Special Operations Command, Pacific. Prior to commanding USSOCOM, he commanded the Air Force Special Operations Command and was the Vice Commander of U.S. Air Forces in Europe. Mr. Holland serves on the board of directors of a number of private companies in the defense industry, including Leonardo Electronics, Inc. (formerly SELEX Galileo, Inc.), MAG Aerospace and TENAX Aerospace, served on the Executive Advisory Board of Cubic Global Defense until September 2018, along with being on the Advisory Board of General Atomics Aeronautical Systems, Inc. Mr. Holland has a B.S. in aeronautical engineering from the U.S. Air Force Academy, an M.S. in business management from Troy State University (W. Germany) and an M.S. in astronautical engineering from the Air Force Institute of Technology.

Specific Qualifications, Attributes, Skills and Experience:

Defense Industry and Senior Military Experience
Mr. Holland brings to the board of directors his perspective and expertise as a warfighter and senior commander and as a senior consultant to the defense industry. He offers critical insight into the needs and demands of our UAS customers.

Extensive Knowledge of the Company
As a result of General Holland's years of experience as a director and his service as a consultant to the company, he has extensive knowledge of our products, business and personnel, which provides a valuable perspective to the board.

Extensive Global or International Business Experience
As a result of his military service and consulting experience, General Holland has extensive international business experience, including knowledge of international military customers, which is highly relevant to our expanding international UAS business.

Science, Technology and Innovation Experience
General Holland has extensive experience working with aerospace and other engineering and technology companies and currently serves on the board of directors of several companies in such industries, including Leonardo Electronics, Inc. (formerly SELEX Galileo), MAG Aerospace and TENAX Aerospace, served on the Executive Advisory Board of Cubic Global Defense until September 2018, along with being on the Advisory Board of General Atomics Aeronautical Systems. He also holds a bachelor's degree in aeronautical engineering and a master's degree in astronautical engineering. General Holland's significant experience working with technology companies is valuable to the board given the company's product lines and the industries in which the company operates.

2020 NOMINEES FOR CLASS II DIRECTORS

Edward R. Muller

Director Since:	2013

Age:	68

Board Committees and Leadership:	Chair of Audit Committee and member of Compensation Committee

Summary of Experience	Mr. Muller has served as a member of our board of directors since 2013. Mr. Muller served as Vice Chairman of NRG Energy, Inc., a U.S.-based producer and retail supplier of electricity, from December 2012 to February 2017. Prior to the merger in 2012 of NRG and GenOn Energy Inc., Mr. Muller served as the chairman and chief executive of GenOn, which also produced and sold electricity in the United States, a position he held beginning in 2010. From 2005 to 2010, Mr. Muller was chairman and chief executive of Mirant Corporation, which produced and sold electricity in the United States and internationally. Previously, Mr. Muller served as president and chief executive officer of Edison Mission Energy until 2000, which produced electricity in the United States and internationally. Mr. Muller previously served as vice president, chief financial officer, general counsel and secretary of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. Mr. Muller serves as a director of Transocean Ltd., an offshore oil and gas driller, and previously served as a director of Contact Energy, Ltd., Edison Mission Energy, Interval, Inc., Oasis Residential, Inc., Ormat Technologies, Inc., RealEnergy, Inc., RigNet Inc., Strategic DataCorp., The Keith Companies, Inc., and Whittaker Corporation. Mr. Muller is a member of the Council on Foreign Relations, the Pacific Council on International Policy and the Board of Trustees of the Riverview School (which he chaired until June 2018), and previously was Chairman of the U.S. – Philippines Business Committee and Co-Chairman of the International Energy Development Council. Mr. Muller received his undergraduate degree from Dartmouth College and a J.D. from Yale Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Muller brings broad and extensive executive leadership experience to our board, having served as Chief Executive Officer of large companies that produced electricity for more than 15 years and as Chief Financial Officer and General Counsel of Whittaker Corporation.

Public Company Board Experience
Serving or having served as a director of 11 different public companies, Mr. Muller brings tremendous business and corporate governance oversight experience to the company and its board.

Financial Expertise
Mr. Muller has extensive financial and accounting experience as a Chief Executive Officer of several energy companies and as Chief Financial Officer of Whittaker Corporation and from serving on numerous public company audit committees. Our board and Audit Committee benefit from Mr. Muller's extensive financial and accounting experience.

Extensive Global or International Business Experience
Mr. Muller has extensive international business experience and is a recognized expert on international policy and energy development. Besides his substantial international business experience as a Transocean Ltd. director, Mr. Muller serves as a Member of the Council on Foreign Relations, the Pacific Council on International Policy and was previously Chairman of the U.S. Philippines Business Committee and Co-Chairman of the International Energy Development Council.

2020 NOMINEES FOR CLASS II DIRECTORS

SUMMARY OF DIRECTOR NOMINEES

The following information and graphics summarize the qualifications of the nominees for Class II director and the other members of the board. Based on a careful assessment, the Nominating and Corporate Governance Committee and the board concluded that each nominee is qualified to serve as a director and that the collective board, including the nominees for election, possesses the necessary qualifications, attributes, skills and experience to provide effective oversight of the business and provide strategic advice and counsel to the company's management.

All nominees and other directors exhibit:

•	High integrity	•	Innovative thinking
•	Proven record of success	•	Knowledge of corporate governance

Our director nominees and other directors bring a balance of important skills to our boardroom

The fact that an item is not highlighted for a director does not mean that the director does not possess that qualification, attribute, skill or experience.

2020 NOMINEES FOR CLASS II DIRECTORS

Our director nominees and other directors provide an effective mix of experience and fresh perspective.

INDEPENDENCE

PRIOR BOARD SERVICE

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Board of Directors and Committees

Our board of directors functions in a collaborative manner and all directors play an active role in overseeing the company's business both at the board and committee levels. The 2020 director nominees consist of three Class II director nominees, two of whom are independent directors and each of whom has significant executive leadership experience and knowledge of the company's business.

Pursuant to our bylaws, our board must annually elect one of its members to serve as Chairman of the Board, who shall preside over meetings of the board and stockholders, consult and advise the board and its committees on the business and affairs of the company, and perform such other duties as may be assigned by the board. Our bylaws also require the board to designate annually an independent director to serve as the Lead Independent Director if the Chairman of the Board is not an independent director. The designation of a Lead Independent Director is for a one-year term and a Lead Independent Director may be eligible for re-election at the end of that term. Designation as such does not impose on the Lead Independent Director any obligation or standard greater than or different from those of the company's other directors. The Lead Independent Director has the following roles and responsibilities:

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presides at all meetings of the board or stockholders at which the Chairman of the Board is not present;

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serves as a liaison on board-related issues between the Chairman of the Board and the independent directors;

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reviews and provides input to the Chairman of the Board regarding the nature, scope and timeliness of information that management provides to the board;

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reviews and provides input to the Chairman of the Board regarding the agendas for board meetings and the annual schedule of board meetings;

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presides at meetings of the independent directors and apprises the Chairman of the Board of the issues discussed, as appropriate; and

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performs such other duties as the board may from time to time delegate.

Our officers, under the direction of our Chief Executive Officer, are generally in charge of the day-to-day affairs of the company, subject to the powers reserved to the board.

As set forth in the company's Corporate Governance Guidelines, regularly scheduled executive sessions of independent directors are held at least twice per year. In addition, the non-employee directors also hold regular executive sessions. These meetings allow our independent and non-employee directors to discuss issues of importance to the company, including the business and affairs of the company, as well as matters concerning management, without any member of management present. Independent directors chair all of the board committees (except our Executive Committee), which are described below.

Board Leadership Structure

We do not have a formal policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. The company's governance framework provides the board with flexibility to select the appropriate leadership structure for the company. In making leadership structure determinations, including whether to separate or combine the Chairman of the Board and Chief Executive Officer roles, the board considers many factors, including the specific needs of the business and what is in the best interests of the company's stockholders.

Our current leadership structure is as follows:

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Chairman of the Board: Timothy E. Conver

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Lead Independent Director: Charles Thomas Burbage

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Chief Executive Officer: Wahid Nawabi

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Committees led by independent directors

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Active engagement by all directors

Prior to May 2016, Mr. Conver served as our Chairman of the Board and Chief Executive Officer. Upon Mr. Conver's retirement as our Chief Executive Officer effective May 1, 2016, a position Mr. Conver held since 1992, the board separated our Chairman of the Board and Chief Executive Officer positions, with Mr. Conver continuing as our Chairman of the Board and Mr. Nawabi assuming the role of Chief Executive Officer.

CORPORATE GOVERNANCE

The board believes that our current leadership structure, which consists of a non-independent Chairman of the Board, a separate Chief Executive Officer who is also a member of the board, an independent director serving as Lead Independent Director and strong, active independent directors, is the optimal structure to guide our company and maintain the focus required to achieve our business goals. The board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors, as it permits Mr. Nawabi to focus his full attention to our business and operations. Additionally, this structure allows Mr. Conver, who has extensive knowledge of our business and operations as our former President and Chief Executive Officer, to focus his attention on the company's strategic issues considered by our board. In addition, the board believes that Mr. Conver's interest as a significant stockholder is strongly aligned with his fiduciary duties as a director of the company.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management and delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management the company's policies with respect to risk assessment and risk management. The committee is chartered to discuss with management our significant risk exposures and the actions management has taken to limit, monitor or control such exposures. In addition to the Audit Committee's work in overseeing risk management, our full board engages in discussions of the most significant risks that we face and how these risks are being managed.

Board Meetings

Under the company's bylaws, regular meetings of the board are held at such times as the board may determine. Special meetings of the board may be called by the Chairman of the Board or the President on 48 hours' notice to each director or by the President or the Corporate Secretary after receiving a written request of two directors on 48 hours' notice. The board held 10 meetings in fiscal year 2020. Each director attended at least 75% of all meetings of the board of directors and each committee on which he or she sat during fiscal year 2020.

Annual Meeting Attendance

The company does not have a formal policy regarding directors' attendance at annual meetings of stockholders, but encourages all directors to attend such meetings. Seven members of our board, who were serving as directors at the time, attended the 2019 annual meeting of stockholders.

Board Committees

The board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The board has adopted a written charter for each of these committees, which are available on the company's website at www.avinc.com by clicking on "Investors" and then "Corporate Governance." All of the members of each of these standing committees (other than the Executive Committee) meet the criteria for independence prescribed by the SEC and Nasdaq. The information contained on our website is not incorporated by reference into, and does not form a part of, this proxy statement. Our board of directors may establish other committees to facilitate the management of our business. Additional information about the committees is provided below.

Audit Committee

Committee Chair:	Edward R. Muller
Other Committee Members:	Stephen F. Page and Catharine Merigold
Meetings held in FY 2020:	6

The board has determined that Mr. Muller and Mr. Page qualify as audit committee financial experts as defined by the rules of the SEC. All committee members are able to read and understand fundamental financial statements in accordance with Nasdaq requirements. Our Audit Committee's main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The Audit Committee's responsibilities include:

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selecting and hiring our independent registered public accounting firm;

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evaluating the qualifications, independence and performance of our independent registered public accounting firm;

CORPORATE GOVERNANCE
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reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

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reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

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reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

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reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results;

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establishing procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters;

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preparing the audit committee report that the SEC requires in our annual proxy statements; and

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reviewing and approving any related party transactions.

The Code of Business Conduct and Ethics ("code of conduct"), is our code of ethics for directors, executive officers, employees and agents. Any amendment to the code of conduct that applies to our directors or executive officers may be made only by the board or a board committee and will be disclosed on our website. The code of conduct is available at http://investor.avinc.com. The Audit Committee charter and the code of conduct are also available in print to any stockholder who requests them.

Compensation Committee

Committee Chair	Charles Thomas Burbage
Other Committee Members:	Arnold L. Fishman and Edward R. Muller
Meetings held in FY2020	8

Our Compensation Committee's purpose is to assist our board of directors in determining the development plans and compensation for our senior management and the compensation to be paid to directors for board and committee service. The Compensation Committee of our board is comprised of three independent directors. The Compensation Committee's responsibilities with respect to executive and director compensation are:

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to review our compensation philosophy;

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to review and recommend to the board corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives and review and recommend to the board the compensation of our Chief Executive Officer;

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to review and approve all compensation of our executive officers and all other officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

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to review all employment agreements and severance arrangements of executive officers;

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to review and recommend to the board compensation for non-management directors' service on the board and any committees;

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to review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans;

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to review and approve the Compensation Discussion and Analysis contained in this proxy statement; and

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to review and approve executive officer indemnification and insurance matters.

In addition, the Compensation Committee is responsible for the general administration of all executive compensation plans, including:

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setting performance goals for our executive officers and reviewing their performance against these goals;

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approving all amendments to, and terminations of, all such compensation plans and any awards under such plans;

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granting awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; and

CORPORATE GOVERNANCE
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making recommendations to the board with respect to awards for directors under our equity incentive plans.

In addition, the Compensation Committee has the sole authority, in accordance with applicable securities laws, rules and regulations and Nasdaq listing standards, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. The Compensation Committee is responsible for the appointment, compensation and oversight of the work of any compensation advisors retained by the Compensation Committee. Subject to any exceptions under the Nasdaq listing standards, prior to selection and engagement of any compensation advisor, the Compensation Committee will undertake an analysis of the independence of each such compensation advisor under the independence factors specified in the applicable requirements of the Exchange Act and the Nasdaq listing standards. The company will provide for appropriate funding, as determined by the Compensation Committee in its sole discretion, for payment of compensation to any compensation advisors retained by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended April 30, 2020 were Arnold L. Fishman, Charles Thomas Burbage, and Edward R. Muller. None of the current or proposed members of our Compensation Committee at any time has been one of our executive officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Nominating and Corporate Governance Committee

Committee Chair:	Catharine Merigold
Other Committee Members:	Charles Thomas Burbage and Stephen F. Page
Meetings held in FY 2020:	5

Our Nominating and Corporate Governance Committee's purpose is to assist our board by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. The Nominating and Corporate Governance Committee's responsibilities include:

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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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administering a policy for considering stockholder nominees for election to our board of directors;

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evaluating and recommending candidates for election to our board of directors;

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overseeing our board of directors' performance and self-evaluation process; and

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reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Our board of directors believes that it should be composed of directors with varied, complementary backgrounds and that directors should, at a minimum, have expertise that may be useful to the company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business.

When evaluating director candidates, the Nominating and Corporate Governance Committee takes into account the degree to which a candidate fulfills the criteria contained in the Corporate Governance Guidelines and other factors consistent with those guidelines, including the following:

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independence from management;

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personal and professional integrity, ethics and values;

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practical and mature business judgment;

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experience as a Chief Executive Officer, President or other executive officer of a public or large private company;

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extensive knowledge of the company's business or experience in one or more industries in which we compete, including aerospace and defense, alternative energy, automotive or industrials;

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global and international business experience;

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experience in strategic development activities, including mergers, acquisitions, partnerships and venture capital transactions;

CORPORATE GOVERNANCE
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experience in marketing, engineering, technology and innovation, operations, supply chain and manufacturing, and legal;

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a high degree of financial literacy and experience;

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experience as a board member of another publicly-held company;

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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

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diversity of personal background relative to other board members, including gender, age, and ethnic diversity;

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data analytics experience;

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commercial business experience; and

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experience in scaling or growing a startup or small business into a significant business.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:

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a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

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the name of and contact information for the candidate;

•
a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•
with respect to each of the proposing stockholder and the candidate, the class and number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record;

•
with respect to each of the proposing stockholder and the candidate, any derivative, swap or other transaction, or series of transactions, the purpose or effect of which is to give such party economic risk similar to ownership of shares of our capital stock;

•
with respect to each of the proposing stockholder and the candidate, any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any of our shares of capital stock;
•
with respect to each of the proposing stockholder and the candidate, any agreement, arrangement, understanding or relationship engaged in, directly or indirectly, to reduce the level of risk of loss to, or increase or decrease the voting power of, such party with respect to our shares of capital stock, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of our shares of capital stock;

•
with respect to each of the proposing stockholder and the candidate, any right to dividends on any of our shares of capital stock owned beneficially by such party that are separated from our underlying shares of capital stock;

•
with respect to each of the proposing stockholder and the candidate, opportunity to profit from, or any performance-related fees such party is entitled to, based on the increase or decrease in the value of any of our shares of capital stock;

•
all information relating to the proposing stockholder and the candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder, on the one hand, and the candidate, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K promulgated under the Exchange Act if such proposing stockholder were the "registrant" for purposes of such rule and the candidate were a director or executive officer of such registrant; and

•
a completed and signed questionnaire, representation and agreement with respect to the candidate's background, any voting commitments or compensation arrangements and the candidate's commitment to abide by our Corporate Governance Guidelines.

In addition, we may require any candidate to furnish such other information as may reasonably be required

CORPORATE GOVERNANCE

by us to determine the eligibility of such candidate to serve as an independent director in accordance with our Corporate Governance Guidelines or that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such candidate.

Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:

•
the director's performance on the board of directors; and

•
whether the director's re-election would be consistent with our Corporate Governance Guidelines.

Executive Committee

Committee Chair:	Timothy E. Conver
Other Committee Member:	Charles Thomas Burbage
Meetings held in FY 2020:	0

Our Executive Committee's purpose is to exercise the powers of the board of directors when the board is not in session, subject to specific restrictions as to powers retained by the full board of directors or delegated to other committees of the board of directors. Powers retained by the full board of directors include those relating to amendments to our certificate of incorporation and bylaws, mergers, consolidations and sales or exchanges involving substantially all of our assets.

Board Self-Evaluations

The board of directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the board and to determine whether the board and its committees are functioning effectively. During the year, the Nominating and Corporate Governance Committee receives input on the board and committee performance from directors and discusses the input with the full board. The self-assessment focuses on the board's contribution to the company and on areas in which the board believes that the board or any of its committees could improve.

Communication with the Board

The board has established a process to facilitate communication with stockholders and other interested parties. Communications can be addressed to the directors in care of the Corporate Secretary, 900 Innovators Way, Simi Valley, California 93065 or by email to corporatesecretary@avinc.com. At the direction of the board, all mail received may be opened and screened for security purposes. The board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "outside directors" or "non-employee directors" will be forwarded or delivered to the Lead Independent Director. Mail addressed to the "board of directors" will be forwarded or delivered to the Chairman of the Board.

Commitment to Good Corporate Governance

The board has adopted various policies and guidelines as part of the company's commitment to good corporate governance. Examples of such polices include:

•
anti-hedging and anti-short sale polices for executives, directors and employees which prohibit the use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock;

•
share ownership guidelines and share retention policy for executives and directors; and

•
a compensation recovery policy for executives.

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The general policy of our board of directors is that compensation for non-employee directors should be delivered through a mix of cash and equity based pay. We do not pay management directors for board service in addition to their regular employee compensation. Our Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board of directors reviews the Compensation Committee's recommendations and determines the amount of director compensation.

The Compensation Committee engages an independent compensation consultant, Pay Governance LLC ("Pay Governance"), a national compensation consulting firm, to assist it in reviewing director compensation. In May 2019, Pay Governance prepared a report for the Compensation Committee with non-employee director compensation data of peer companies identified by Pay Governance to assist the Compensation Committee and the board of directors in setting non-management director compensation for fiscal year 2020. After discussing the compensation of non-management directors with Pay Governance, the Compensation Committee recommended, and the board determined, that the annual cash retainer fees provided to the non-management directors for their fiscal year 2020 service should remain at the same levels as in effect for fiscal year 2019.

The table below presents the annual cash retainer fees for our non-employee directors in effect in fiscal year 2020.

Director Responsibilities	Annual Retainer

Board Members	$45,000
Chairman of the Board	$50,000
Lead Independent Director	$20,000
Chair of Audit Committee	$16,000
Audit Committee Member (not including Chair)	$ 6,000
Chair of Nominating and Corporate Governance Committee	$10,000
Nominating and Corporate Governance Committee Member (not including Chair)	$ 2,500
Chair of Compensation Committee	$12,000
Compensation Committee Member (not including Chair)	$ 4,000

Annual retainer amounts are paid in four equal quarterly installments at the beginning of each of our fiscal quarters if the individual is still serving as a director at such time. We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with their service as a director, such as attending board or committee meetings. We also pay for travel and hospitality costs for the spouses of directors to accompany such directors to an offsite board meeting, which expenses did not exceed $10,000 in fiscal year 2020 for any director.

In addition to cash retainer fees, our non-employee directors also receive an annual grant of restricted stock awards, which awards vest in three equal annual installments over a three year period beginning approximately one year from the date of grant. Based on the report provided by Pay Governance and a review of the peer company data in such report, the Compensation Committee recommended, and the board approved, an annual grant of restricted stock awards with an aggregate value of $120,000 to each non-management director for their fiscal year 2020 service, which was a $10,000 increase over the aggregate value of restricted stock awards issued to non-management directors for their fiscal year 2019 service. The number of shares subject to such awards was calculated on the date of grant based on the closing price per share of our common stock on such date. Newly elected or appointed non-employee directors will be granted restricted stock awards with an aggregate value of $170,000 on the date of grant (measured by the closing price per share of our common stock subject to the awards on the date of grant). The annual and new director equity grant values were determined by the board to be competitive with non-employee director annual equity awards at comparable companies based on discussions with Pay Governance.

DIRECTOR COMPENSATION

In June 2019, the board of directors granted the annual restricted stock awards to our non-employee directors for their service during fiscal year 2020, which awards vest in three equal annual installments on July 11, 2020, 2021 and 2022.

The award agreements evidencing stock options and restricted stock awards issued to our non-employee directors provide for the acceleration of vesting and exercisability of all company stock options and restricted stock awards held by the director upon the completion of a change in control.

Pursuant to an agreement with Mr. Conver, we provide supplemental medical coverage for Mr. Conver and his spouse following his retirement as the company's Chief Executive Officer. As of April 30, 2020, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $153,233 based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse. The value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2020 is reflected in the table below.

Fiscal Year 2020 Non-Employee Director Compensation Table

The following table identifies the compensation paid during fiscal year 2020 to each person who served as a non-employee director during fiscal year 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	All Other Compensation ($)	Total ($)

Charles Thomas Burbage	64,500	119,955	—	184,455
Timothy E. Conver	95,000	119,955	13,292[2]	228,247
Arnold L. Fishman	49,000	119,955	—	168,955
Charles R. Holland	45,000	119,955	48,000[3]	212,955
Catharine Merigold	61,000	119,955	—	180,955
Edward R. Muller	65,000	119,955	—	184,955
Stephen F. Page	68,500	119,955	—	188,455

1.
The value of the equity awards equals their grant date fair value as computed in accordance with Financial Accounting Standards Board ("FASB"), Accounting Standards Codification ("ASC"), Topic 718 with respect to restricted stock awarded to directors during fiscal year 2020. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2020 fiscal year, as filed with the SEC.

2.
Includes costs for supplemental medical coverage for Mr. Conver and his spouse. Pursuant to an agreement with Mr. Conver, our former President and Chief Executive Officer, we provide supplemental medical coverage for Mr. Conver and his spouse following his retirement as our President and Chief Executive Officer. As of April 30, 2020, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $153,233, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse. Included in this table is the value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2020.

3.
Consists of consulting fees received by Mr. Holland. See "Independence Determinations" above for a full description of Mr. Holland's consulting relationship.

The non-employee members of our board who held such positions on April 30, 2020 held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options

Charles Thomas Burbage	25,000
Timothy E. Conver	101,362
Arnold L. Fishman	16,500
Charles R. Holland	—
Catharine Merigold	—
Edward R. Muller	25,000
Stephen F. Page	20,000

DIRECTOR COMPENSATION

The non-employee members of our board who held such positions on April 30, 2020 held the following aggregate number of shares of unvested restricted stock as of such date:

Name	Number of Securities Underlying Unvested Restricted Stock

Charles Thomas Burbage	4,923
Timothy E. Conver	7,099
Arnold L. Fishman	4,923
Charles R. Holland	4,923
Catharine Merigold	5,552
Edward R. Muller	4,923
Stephen F. Page	4,923

The following table provides a breakdown of fees earned or paid in cash during fiscal year 2020.

Name	Annual Retainers ($)	Chairman of the Board, Lead Independent Director and Committee Chair Retainer Fees ($)	Committee Member Retainer Fees ($)	Total Fees ($)

Charles Thomas Burbage	45,000	17,000	2,500	64,500
Timothy E. Conver	45,000	50,000	—	95,000
Arnold L. Fishman	45,000	—	4,000	49,000
Charles R. Holland	45,000	—	—	45,000
Catharine Merigold	45,000	10,000	6,000	61,000
Edward R. Muller	45,000	16,000	4,000	65,000
Stephen F. Page	45,000	15,000	8,500	68,500

Compensation Policies Applicable to Non-Employee Directors

Annual Limits on Director Compensation

We have adopted annual limits on the amount of compensation that any individual non-employee director may receive for service on our board of directors. The sum of any cash compensation, other compensation and equity awards granted to a non-employee director as compensation for services on our board during any fiscal year may not exceed $500,000 (or $700,000 for the director's initial year of service). The board of directors may make exceptions to this limit in extraordinary circumstances, provided that the director receiving the additional compensation may not participate in the decision to award that compensation.

Stock Ownership Guidelines for Non-Employee Directors

Our board of directors has adopted stock ownership guidelines for our non-employee directors. Pursuant to the guidelines in effect during fiscal year 2020, each non-employee director was expected to own shares of the company's common stock with a market value of no less than five times his or her current annual cash retainer for serving as a member of the board of directors, exclusive of chairperson, committee or meeting fees, within (a) five years of the board's original adoption of the plan on August 6, 2013 or (b) five years of the date on which such person was appointed to the board. In June 2019, in conjunction with increasing the non-employee directors' annual restricted stock award grant for such directors' fiscal year 2020 service and peer data provided by Pay Governance, the board increased the ownership guidelines to require non-employee directors to own shares of the company's common stock with a market value of not less than five times his or her current annual cash retainer for board service, up from three times the then current annual cash retainer under the guidelines in effect prior to such amendment. Any shares of our common stock held by a member of our board of directors in margin accounts or pledged as collateral for a loan will not be considered for purposes of satisfying the ownership guidelines described above. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each non-employee director's equity ownership in the company as a multiple of his or her cash retainer and the minimum ownership level required of the guidelines in effect on April 30, 2020 pursuant to these guidelines for each of our current non-employee directors, as of April 30, 2020:

DIRECTOR COMPENSATION

Name	Dollar Value of Equity Ownership as a Multiple of Annual Retainer ($)[1]	Minimum Ownership Level Required as a Multiple of Annual Retainer

Charles Thomas Burbage	27.6x	5x
Timothy E. Conver	1964.5x	5x
Arnold Fishman	442.8x	5x
Charles R. Holland	75.9x	5x
Catharine Merigold	16.5x	5x
Edward R. Muller	47.0x	5x
Stephen F. Page	52.8x	5x

1.
For each non-employee director, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such non-employee director, multiplied by the closing price of $60.26 per share of our common stock on April 30, 2020, the last trading day of fiscal year 2020, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such non-employee exceeds the exercise price of such stock options, if any, by (b) the annual retainer paid to such non-employee director (excluding any annual cash retainer for committee membership or chairmanship or service as lead independent director).

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require non-employee directors to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by non-employee directors. All trades by non-employee directors must be pre-cleared. Furthermore, no member of our board of directors may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

Stock ownership and retention guidelines and anti-hedging policies for our executive officers, including Mr. Nawabi, are described below under "Executive Compensation and Other Information – Compensation Discussion and Analysis – Stock Ownership Guidelines for Executive Officers."

RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

Certain Transactions and Relationships

Review and Approval of Related Party Transactions.    All transactions and relationships in which the company and our directors, director nominees and executive officers or their immediate family members are participants are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board may consider:

•
the nature of the related person's interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;
•
the importance of the transaction to the related person;

•
the importance of the transaction to the company;

•
whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•
any other matters the Audit Committee deems appropriate.

Reportable Related Party Transactions.    Other than the employment arrangements described elsewhere in this proxy statement, since May 1, 2019, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which:

•
the amount involved exceeded or will exceed $120,000; and

•
a director, director nominee, executive officer, holder of five percent or more of any class of our capital stock or any member of his or her immediate family had or will have a direct or indirect material interest.

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth certain information as of August 7, 2020 about our executive officers.

Name	Age	Position

Wahid Nawabi[1]	51	President and Chief Executive Officer
Kevin McDonnell	58	Sr. Vice President and Chief Financial Officer
Ken Karklin	51	Sr. Vice President and Chief Operating Officer
Melissa Brown	43	Vice President, General Counsel and Corporate Secretary
Alison Roelke	46	Vice President and Chief People Officer

1.
The background and experience of Mr. Nawabi is detailed on page 14.

Kevin McDonnell was appointed our Senior Vice President and Chief Financial Officer on February 10, 2020. Before joining the company, Mr. McDonnell served as Senior Vice President, Chief Financial Officer of JAMS, Inc., which provides alternative dispute resolution services, from September 2014 to February 2020. Prior to joining JAMS, Inc., Mr. McDonnell served in a variety of management and finance roles including as the co-founder of DoubleBeam, Inc., a provider of mobile retail solutions, from 2011 to 2014, the Chief Financial and Administrative Officer of Orange County Container Group LLC, a manufacturer of paperboard and paper-based packaging, from 2008 to 2011, the Executive Vice President, Finance and Administration, and Chief Financial Officer for Leiner Health Products from 2006 to 2008 and the Senior Vice President, Finance and Administration, and Chief Financial Officer for Memorex Corporation from 2004 to 2006. Mr. McDonnell previously held financial leadership positions with Digital Insight, Printrak, Teradata and Mattel. Mr. McDonnell holds a B.A. in Business Administration from Loyola Marymount University and a J.D. from Loyola Law School.

Ken Karklin was appointed as our Senior Vice President and Chief Operating Officer in June 2020, after having previously served as our Senior Vice President of Operations since December 2018. Prior to the company's sale of our Efficient Energy System (EES) business segment in June 2018, Mr. Karklin served as the company's Vice President and General Manager of EES from May 2015, and as Vice President of Transition Services, subsequent to the divestiture until December 2018. Ken previously served as our Director of Corporate Quality from August 2014 to May 2015. From April 2009 until August 2014, Mr. Karklin served in a range of leadership roles at our EES business segment, including Engineering Manager, Quality Director, and Program Management Director.

Prior to joining the company, Mr. Karklin served as Vice President of Product Engineering at venture-funded start-up Touchdown Technologies that was successfully acquired in 2009 by his previous employer, Verigy (now part of Advantest Corp.). Mr. Karklin previously held engineering leadership roles at established technology leaders Verigy (Agilent spin-off), Agilent Technologies (Hewlett-Packard Company spin-off), Hewlett-Packard Company and Intel Corporation. Mr. Karklin earned a B.S. in Mechanical Engineering from Rensselaer Polytechnic Institute in 1995, is a graduate of Agilent/Hewlett-Packard's yearlong Accelerated Leadership Development Program (ADP/LEAD) and continues to pursue Executive Management coursework with Massachusetts Institute of Technology Sloan school of Management.

Melissa Brown has served as our Vice President, General Counsel and our Corporate Secretary since December 2016. She was appointed as our Corporate Secretary in September 2016 and previously she served as our Corporate Counsel from April 2015 to December 2016. Prior to joining the company, Ms. Brown served as an associate attorney at various law firms, including K&L Gates LLP from 2007 to 2014. Ms. Brown earned a B.S. in Microbiology and Molecular Genetics from the University of California, Los Angeles and a J.D. from Arizona State University.

Alison Roelke has served as our Vice President and Chief People Officer since May 2020. She previously served as the company's Vice President of People & Culture from November 2017 to May 2020. Ms. Roelke joined the company in May 2017, serving as Sr. Director People & Culture from May 2017 to November 2017. Prior to joining the company, from 2009 to 2014, Ms. Roelke served as the Vice President, Human Resources for Custom Sensors &

EXECUTIVE OFFICERS

Technologies, a division of Schneider Electric, which was sold to private equity in 2014 and then to Sensata Technologies in 2015. Ms. Roelke stayed on with Sensata Technologies leading the Global Human Resources Mergers & Acquisitions function until she joined the company. She earned a B.A. in business management from California Coast University and received her Senior Professional in Human Resources (SPHR) designation in 2002 from the HR Certification Institute.

SHARE OWNERSHIP

SHARE OWNERSHIP

Ownership of Equity Securities of the Company

The following table presents information regarding the beneficial ownership of our common stock as of August 7, 2020, by:

•
our Named Executive Officers;

•
our current directors and director nominees;

•
all of our directors and executive officers as a group; and

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 7, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 24,104,564 shares of our common stock outstanding on August 7, 2020. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 900 Innovators Way, Simi Valley, California 93065.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

5% Stockholders
BlackRock, Inc.[1]	3,580,897	14.9%
The Vanguard Group[2]	2,787,547	11.6%
American Capital Management, Inc.[3]	1,444,581	6.1%
State Street Corporation[4]	1,205,491	5.0%
Named Executive Officers, Directors and Director Nominees:
Wahid Nawabi[5]	211,577	*
Kevin McDonnell	5,905
Ken Karklin	12,636	*
Melissa Brown	8,014	*
Alison Roelke	4,196
Charles Thomas Burbage[6]	52,083	*
Timothy E. Conver[7]	1,518,704	6.3%
Arnold L. Fishman[8]	343,861	1.4%
Charles R. Holland	63,158	*
Catharine Merigold	19,435	*
Edward R. Muller[9]	52,893	*
Stephen F. Page[10]	52,083	*
Teresa Covington[11]	18,463	*
Brian Shackley[12]	4,177
Current Directors and Executive Officers as a Group (12 persons)	2,344,545	9.7%

*
Less than 1%.

1.
Based solely on a Schedule 13G/A filed by BlackRock, Inc. on February 4, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2.
Based solely on a Schedule 13G/A filed by The Vanguard Group on February 12, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

SHARE OWNERSHIP
3.
Based solely on a Schedule 13G/A filed by American Capital Management, Inc. on February 20, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. The address of American Capital Management, Inc. is 551 Madison Ave., Suite 902, New York, NY 10022.

4.
Based solely on a Schedule 13G filed by State Street Corporation on February 13, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. The address of State Street Corporation is One Lincoln Street, Boston, MA 02111.

5.
Includes 146,164 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable with 60 days of August 7, 2020.

6.
Includes 25,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 7, 2020.

7.
Includes 1,042,227 shares held by the Conver Family Trust, of which Mr. Conver is one of the trustees, 330,000 shares held by C5 Holdings LLC, of which Mr. Conver is the manager, and 101,362 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 7, 2020. Mr. Conver disclaims beneficial ownership of any securities in which he does not have a pecuniary interest.

8.
Includes 315,140 shares of our common stock held by the Arnold Fishman Revocable Trust Arnold Fishman Trustee; 13,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 7, 2020, and 6,500 shares held by Mr. Fishman's wife, Judy Fishman.

9.
Includes 23,603 shares held by the Edward R. Muller and Patricia E. Bauer 1991 Family Trust, of which Mr. Muller is one of the two trustees and with respect to which he shares investment authority with the other trustee, and 810 shares held by the Edward R. Muller IRA. Includes 25,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 7, 2020.

10.
Includes 5,000 shares held by the Stephen F. Page Living Trust, of which Mr. Page is the trustee, and 20,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 7, 2020.

11.
Ms. Covington's employment with the company ended effective October 18, 2019. Shares of the company's common stock owned by Ms. Covington were calculated based on the company's records as of her separation date. No further ownership information was available to the company after Ms. Covington ceased being a Section 16 reporting person. Her shares are not included in the Group total above.

12.
Mr. Shackley ceased being a Section 16 reporting person effective February 10, 2020 when he ceased serving as the company's interim chief financial officer. His shares are not included in the Group total above.

DELINQUENT SECTION 16(a) REPORTS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the fiscal year ended April 30, 2020, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for one Statement of Changes in Beneficial Ownership on Form 4, reporting two transactions, was filed late by Tim Conver. This late filing was due to local wildfires and dangerous wind conditions which led to circumstances that limited access to the company's facilities and hindered the company's ability to file this Form 4 on Mr. Conver's behalf timely.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2020 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]		Weighted-average exercise price of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	334,026	[1]	$25.19	2,345,173	[2]
Equity compensation plans not approved by security holders	—		—	—

Total	334,026		$25.19	2,345,173

1.
Consists of awards outstanding under the AeroVironment, Inc. Nonqualified Stock Option Plan, and the AeroVironment, Inc. Amended and Restated 2006 Equity Incentive Plan.

2.
No additional awards may be granted under the AeroVironment, Inc. Nonqualified Stock Option Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

The Compensation Committee of our board of directors is primarily responsible for determining the annual salaries and other compensation of our executive officers and administering our equity compensation plans. The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis of the 2020 proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report filed on Form 10-K and this proxy statement.

Compensation Committee Charles Thomas Burbage (Chairman) Arnold L. Fishman Edward R. Muller

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•
Wahid Nawabi, our President and Chief Executive Officer;

•
Kevin McDonnell, our Senior Vice President and Chief Financial Officer;

•
Teresa Covington, our former Senior Vice President and Chief Financial Officer (Ms. Covington's employment with the company ended effective October 18, 2019);

•
Brian Shackley, our Vice President and Controller and Former Interim Chief Financial Officer;

•
Kenneth Karklin, our Senior Vice President and Chief Operating Officer;

•
Melissa Brown, our Vice President, General Counsel and Corporate Secretary; and

•
Alison Roelke, our Vice President and Chief People Officer.

We refer to these executive officers collectively in this Compensation Discussion and Analysis as the "Named Executive Officers." Ms. Roelke, Mr. McDonnell, and Mr. Shackley are new Named Executive Officers for fiscal year 2020. Mr. Shackley ceased to be an executive officer upon the appointment of Mr. McDonnell as the company's Chief Financial Officer effective February 10, 2020. Mr. Shackley continues to be the company's Vice President and Controller.

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2020.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Summary

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. The Compensation Committee reviews our executive compensation program on an annual basis to ensure that it is consistent with such objectives. In line with this philosophy, compensation awarded to our Named Executive Officers for fiscal year 2020 reflected our financial and strategic results and overall compensation philosophy.

Key Performance Indicators During Year Fiscal 2020

The Compensation Committee primarily used three financial metrics for fiscal year 2020 to determine the annual cash bonuses payable to the company's Named Executive Officers. For fiscal year 2020, revenue, pre-tax income and annual bookings were the financial metrics used by the Compensation Committee to evaluate our financial performance under the company's fiscal year 2020 bonus program. Our consolidated performance for fiscal year 2020 for these metrics, relative to fiscal year 2019 consolidated performance, is reflected in the table below, which highlights the strong growth in our year-over-year performance for all three metrics.

Financial Measure[1]	Fiscal Year 2020 ($, in millions)	Fiscal Year 2019 ($, in millions)	Increase (decrease) (%)

Revenue	367.3	314.3	16.9
Pre-Tax Income	52.7	50.5	4.4
Annual Bookings	409.7	329.4	24.4

1.
Annual bookings are firm orders for products and services for which funding has been appropriated to us under the contract by the customer and which was fully executed during the fiscal year. Annual bookings excludes the value of the unfunded portion on order amounts under cost reimbursable and fixed price contracts such as (i) multiple one year options, and indefinite delivery, indefinite quantity, or IDIQ contracts, or (ii) incremental funded contracts.

We delivered both strong financial performance and other significant results during fiscal 2020, including:

•
produced our third consecutive year of profitable, double-digit revenue growth;

•
generated earnings per diluted share of $1.72, compared to $1.74 for fiscal 2019 that included a one-time gain from a litigation settlement of $0.26 per diluted share;

•
secured our largest single contract award of $76 million for the first year of a potential three-year, $146 million contract from the U.S. Army for Switchblade systems and related items;

•
sustained a high level of funded backlog, a record $208.1 million entering into fiscal year 2021;

•
delivered record annual revenue of $367.3 million, up 17 percent year-over-year; and record quarterly revenue of $135.2 million in our fourth quarter, up 54 percent year-over-year;

•
introduced innovative new products, including the Puma LE and Quantix Recon, which have already secured customer contracts;
•
adapted to the challenges related to the COVID-19 pandemic by transitioning the majority of our team members to a remote work configuration while still keeping the company on track to meet its financial goals and customer commitments;

•
successfully integrated the production of VAPOR helicopter UAS into our Simi Valley manufacturing operation from our acquisition of Pulse Aerospace;

•
achieved significant progress in the development of a larger variant of our Switchblade loitering missile system, including successful demonstrations for key customers;

•
completed successful initial flight tests and increased the total value of our HAPS design and development program to $166.1 million (inclusive of payments made under the Design and Development Agreement executed in December 2017, as amended, and other preliminary design and development agreements); and

•
helped launch the HAPS Alliance, a global consortium of telecommunication, aerospace and technology companies dedicated to the growth of the HAPS industry.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation Best Practices

Our executive compensation program is governed by policies and practices that are intended to align with industry practices and stockholder interests.

Best Practices We Maintain		Practices We Avoid
✓	Majority of total potential compensation paid to executives based on our financial performance	✘	No employment agreements with executive officers
✓	Compensation recovery (or "clawback") policy for the recoupment of incentive compensation of executive officers, directors and employees	✘	No executive pensions
✓	Anti-hedging and anti-short sale policies for executives	✘	No single-trigger for change in control situations under our Severance Plan
✓	Limited perquisites	✘	No excise tax gross-up payments upon a termination after a change in control
✓	Retention of independent compensation consultant	✘	No repricing or exchange of "underwater" stock options without stockholder approval
✓	Annual risk assessment of compensation practices	✘	No minimum guaranteed vesting for performance-based equity awards
✓	Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries
✓
Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved

Key Fiscal Year 2020 Compensation Determinations

During fiscal year 2020, the Compensation Committee made the following compensation decisions:

•
Base Salary Increases:  Our Chief Executive Officer did not receive a base salary increase for fiscal year 2020. For fiscal year 2020, our other Named Executive Officers, except for the Chief Executive Officer, received base salary increases intended to bring the base salaries of our executives closer to the median of our peer group data for their positions, for those executives whose compensation was determined by reference to peer group data, and otherwise modest base salary increases determined to be appropriate by our Compensation Committee. Mr. Karklin also received an increase in his base salary for his promotion to the company's Senior Vice

    President of Operations, the company's principal operations officer, in December 2018. Ms. Roelke and Mr. Shackley became new Named Executive Officers in September and October 2019, respectively, after the Compensation Committee had established fiscal year 2020 salaries for the other Named Executive Officers.

•
Continued Emphasis on Performance-Based Compensation:  In fiscal year 2020, the Compensation Committee continued its practice of awarding the majority of total target compensation to the Named Executive Officers in the form of performance-based compensation. This emphasis on performance-based compensation is intended to align executive compensation with stockholder interests.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
  •
  Annual Bonuses for Fiscal Year 2020 Tied Primarily to Performance Relative to Corporate Financial Goals:  As noted above, for fiscal year 2020, our executive annual cash bonus plan was tied primarily to the achievement of pre-established financial objectives related to revenue, pre tax income and annual bookings for such period. As described below in further detail, we achieved 97.1%, 110.1%, and 97.3% of target achievement with respect to our revenue, pre-tax income and annual booking objectives, respectively. Except as described below, similar to fiscal year 2019, individual performance goals were not part of the fiscal year 2020 annual bonus plan for our Named Executive Officers. Additionally, Mr. Nawabi awarded a discretionary increase in the bonus payouts for all of the company's employees for fiscal year 2020. Based on the company's strong financial performance and other significant results during the fiscal year, as noted above in the "Executive Summary," including the Named Executive Officers' leadership during the COVID-19 pandemic, Mr. Nawabi recommended to the Compensation Committee that the Named Executive Officers (other than himself) also receive the same discretionary increase in their bonus payouts for fiscal year 2020. The Compensation Committee and board of directors supported Mr. Nawabi's recommendation and awarded the Named Executive Officers a discretionary increase in their bonus payouts of 35%, which was equal to the discretionary increase awarded to the company's other employees. The Compensation Committee and board of directors approved the same increase for Mr. Nawabi. Based on our strong performance for fiscal year 2020 relative to these corporate financial objectives and the discretionary increase, our Named Executive Officers participating in the company's executive officer bonus plan received an annual performance bonus equal to 126% of his or her targeted bonus amount.

  Ms. Roelke and Mr. Shackley were appointed as executive officers during the fiscal year and participated in a non-executive officer annual bonus plan. Under the terms of that plan, they each received an annual performance bonus equal to 151.1% of their targeted bonus amount, after it was adjusted for the discretionary increase described above.

  •
  Continued Use of Long-Term Incentive Compensation Program.  The company's long-term incentive compensation program consists of a mix of performance restricted stock unit awards ("PRSUs"), which vest based on the company's achievement of specified financial metrics over a three-year performance period, and restricted stock awards, which vest in equal annual installments over a three-year vesting period. If the financial metrics associated with payouts are earned, the PRSUs will settle in fully-vested shares of our common stock. In June 2019, the Compensation Committee granted time-based restricted stock awards and PRSUs to the Named Executive Officers with specified financial objectives for the cumulative three-year performance cycle comprising fiscal years 2020, 2021 and 2022.

  •
  Above Target Payouts under PRSUs for Fiscal Year 2018-Fiscal Year 2020 Performance Period:  In June 2020, the Compensation Committee determined that the PRSUs for the three-year performance period comprising fiscal years 2018-2020 would be paid out at 113.5% of the applicable target for such awards based on the company's strong financial performance over the performance period and our achievement of the financial metrics associated with such awards for the performance period.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. Specifically, our executive compensation program is designed to:

•
Attract, motivate and retain superior talent;

•
Ensure that compensation is commensurate with the company's performance and stockholder returns;

•
Provide performance awards for the achievement of financial and strategic objectives that are important to our long-term growth; and

EXECUTIVE COMPENSATION AND OTHER INFORMATION
•
Ensure that our executive officers have financial incentives to achieve growth in stockholder value.

Our compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary; annual cash incentive bonus awards; performance restricted stock units that will settle in fully-vested shares of common stock for multi-year performance periods; restricted stock awards subject to time-based vesting over a multi-year period; and other employee benefits. Each of these compensation components serve our interests in different ways and together represent a comprehensive pay package that can reward both the short-term and long-term performance of the company and each individual Named Executive Officer. A majority of the compensation provided to the Named Executive Officers is based on our performance, which helps align the interests of our executive officers with those of stockholders in achieving long-term financial goals for our company. Each element of our executive compensation program is discussed in greater detail below.

The Compensation Committee does not affirmatively set out in any given year, or with respect to any given executive, to apportion compensation in any specific ratio among the various categories of compensation (i.e., cash and non-cash compensation, between short-term and long-term compensation, or between non-performance based and performance-based compensation). Rather, the Compensation Committee uses the principles described above, and the factors described for each category in the discussion that follows, as a guide in assessing the proper allocation among those categories.

Compensation-Setting Process

The Compensation Committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the non-CEO Named Executive Officers. The Compensation Committee reviews and recommends for approval to our full board of directors the compensation of our President and Chief Executive Officer.

Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each fiscal year. Annual cash bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results. Historically, long-term incentive awards have been made at the discretion of the Compensation Committee. Compensation adjustments in connection with changes in duties and/or other material changes in the primary assumptions forming the basis of a compensation decision will continue to be made as required by circumstances throughout the fiscal year.

  Role of Our Chief Executive Officer

Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers (except with respect to his own compensation), including base salary levels, target annual cash bonus opportunities, long-term incentive performance compensation levels and equity awards, with the assistance of our Vice President and Chief People Officer and our Chief Financial Officer. Our Chief Executive Officer also provides recommendations for the corporate financial objectives used in our annual cash bonus plan and long-term incentive compensation program. He supports his recommendations with competitive market data developed by our people and culture department, information provided by the Compensation Committee's independent compensation consultant, and by reviewing the historical performance of each executive officer with the Compensation Committee. Although the Compensation Committee carefully considers the recommendations of our Chief Executive Officer when determining the compensation of our executive officers, it bases its decisions on the collective judgment of its members after considering the input of its independent compensation consultant and any relevant supporting data.

While our Chief Executive Officer generally attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation.

Decisions regarding Executive Officers' compensation are generally made by the Compensation Committee, subject to the approval of our board of directors.

The Compensation Committee may delegate and grant authority to our Chief Executive Officer and/or a committee of executive officers to grant option awards under the company's equity incentive plan to the employees holding positions below the level of Vice President.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, in connection with its oversight of our executive compensation program. In fiscal year 2020, the Compensation Committee engaged Pay Governance, a national compensation consulting firm, to provide executive compensation advisory services, including an executive officer compensation assessment.

The Compensation Committee considered the independence of Pay Governance consistent with the requirements of Nasdaq. Further, as required under Item 407(e)(3) of Regulation S-K, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining Pay Governance. The Compensation Committee intends to reassess the independence of its compensation advisors at least annually.

  Competitive Market Data

Each year, the Compensation Committee reviews the executive compensation practices of a group of companies in relevant industry sectors determined to be comparable to us based on their business size, and public company status. With the assistance of Pay Governance, the Compensation Committee approved the following group of peer companies to include in a competitive market analysis of executive officer compensation:

    Acacia Communications, Inc.
    ADTRAN, Inc. Astronics Corporation
    Axon Enterprise, Inc.
    Casa Systems, Inc.
    Control4 Corporation
    Ducommun Incorporated
    iRobot Corporation
    The KeyW Holding Corporation
    Kratos Defense & Security Solutions, Inc.
    KVH Industries, Inc.
    Maxwell Technologies, Inc.
    Mercury Systems, Inc.
    Quantenna Communications, Inc.
    Vishay Precision Group, Inc.

At the time of the selection of the peer group, the company was close to the peer group 70th percentile in terms of market capitalization and somewhat below the peer group median in terms of revenue. The specific companies were selected using these objective size criteria, in a range that we believe is appropriate for benchmarking executive compensation. The Compensation Committee, with Pay Governance, reviews the peer group each year to ensure the group is sufficiently robust enough to produce meaningful compensation data for executive compensation evaluation purposes. We believe the peer group includes companies with which we compete for business, executive talent and/or investment dollars.

After identifying our peer group, the Compensation Committee's independent compensation consultant conducts a compensation survey of the peer group to assess the competitiveness of our compensation programs.

We believe that by utilizing publicly available peer group data, we are able to develop an appropriate set of competitive data for use in making compensation decisions. The Compensation Committee uses the information derived from this review in two ways: to assist it in determining the appropriate level and reasonableness of total compensation, as well as each separate component of compensation, for our executive officers and to ensure that the compensation we offer to them is competitive and fair.

The Compensation Committee does not establish compensation levels based directly on benchmarking, although, it does target a Named Executive Officer's overall target compensation to the market median. The Compensation Committee relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus levels and long-term equity incentive awards. In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer's position, tenure with the company, individual and organizational performance, our retention needs, and internal pay equity. The Compensation Committee does not guarantee that any executive will receive a specific market-derived compensation level.

Executive Compensation Program Components

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Base Salary

We use base salaries to provide our executive officers, including the Named Executive Officers, with a fixed amount of compensation for their regular work. The Compensation Committee generally reviews the base salaries of our executive officers at the beginning of each fiscal year, as well as in connection with promotions or other changes in responsibilities. Base salary adjustments generally go into effect within the first quarter of each fiscal year. Base salary adjustments are based on an evaluation of peer company data provided by the Compensation Committees independent compensation consultant, an executive officer's position, tenure with our company, experience with other companies, individual and organizational performance, our retention needs, and internal pay equity.

The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with the median base salaries of executives holding comparable positions among our peer group. The Compensation Committee will take into account the base salaries of comparable executives in our peer group in setting base salaries for our executive officers and may approve increases in base salaries of the relevant executive officers to move them closer to the median of our peer group data for their positions, although such approved base salaries may remain below the median.

In light of the considerations discussed above, for fiscal year 2020, the Compensation Committee increased the base salaries of our Named Executive Officers as follows:

Named Executive Officer	2020 Salary ($)	Increase Over 2019 (%)

Wahid Nawabi[1]	600,000	—
Kevin McDonnell[2]	400,000	n/a
Teresa Covington[3]	355,000	1.4
Kenneth Karklin[4]	325,000	30.0
Melissa Brown	325,000	8.3
Alison Roelke[5]	246,996	9.0
Brian Shackley[5]	214,239	4.5

1.
Mr. Nawabi did not receive an increase in base salary due to increases made to his fiscal year 2020 performance-based compensation, as described further on page 48.

2.
Mr. McDonnell was appointed as our Senior Vice President and Chief Financial Officer effective February 10, 2020 and this amount represents his base salary rate in effect for fiscal year 2020.
3.
Ms. Covington resigned from the company effective October 18, 2019. This amount represents her annual base salary rate in effect at the time of her resignation.

4.
Mr. Karklin's base salary for fiscal year 2020 was increased in connection with his promotion to Senior Vice President of Operations in December 2018 and his expanded responsibilities of overseeing the operations of the entire company.

5.
Ms. Roelke and Mr. Shackley became new executive officers in September and October 2019, respectively, after the Compensation Committee had established fiscal year 2020 salaries for the other executive officers. Thus, the fiscal year 2020 base salaries for Ms. Roelke and Mr. Shackley were established by management and later ratified and approved by the Compensation Committee.

We believe that the base salaries paid to our Named Executive Officers during fiscal year 2020 helped to achieve our executive compensation objectives and are competitive with the salaries of the executives holding comparable positions based on the competitive market data provided by Pay Governance based on our peer group.

  Annual Cash Bonuses

We believe that a significant portion of overall target compensation of our executive officers, including the Named Executive Officers, should be "at risk" (that is, contingent upon the successful implementation of our annual operating plan). Annual cash bonuses represent a portion of this "at risk" compensation. We use these annual cash bonus opportunities to motivate our executive officers to achieve our short-term financial imperatives while making progress towards our longer-term growth and other goals.

At the end of the fiscal year, the Compensation Committee determines whether to pay cash bonuses to our executive officers, including the Named Executive Officers, based on our financial results relative to the corporate financial objectives established by the Compensation Committee at the beginning of the relevant fiscal year and such other factors as the Compensation Committee may determine in its discretion.

  Setting Target Bonus Levels

Initially, the Compensation Committee establishes a "target bonus level" for each non-CEO executive officer and recommends for approval to the board of directors a "target bonus level" for our President and Chief Executive Officer. In setting and recommending these target bonus levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the

EXECUTIVE COMPENSATION AND OTHER INFORMATION

competitive market data provided by its independent compensation consultant based on our peer group. Generally, the Compensation Committee sets and recommends the target bonus levels so that, assuming achievement of the corporate financial objectives at targeted levels, total annual cash compensation will be competitive with the market median and when above target performance occurs, total cash compensation will be above the median of total cash compensation level of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in the corporate performance objectives applicable to the annual bonus determinations.

For fiscal year 2020, the Compensation Committee established the target bonus levels for the Named Executive Officers at the levels indicated in the table below, except for the President and Chief Executive Officer whose target bonus level was recommended by the Compensation Committee and established by the board of directors:

Named Executive Officer	Target Bonus Level	Percentage of Base Salary

Wahid Nawabi	$600,000	100.0%
Kevin McDonnell[1]	$250,000	62.5%
Teresa Covington[2]	$225,000	63.4%
Kenneth Karklin	$200,000	61.5%
Melissa Brown	$175,000	53.9%
Alison Roelke[3]	$70,000	28.3%
Brian Shackley[3]	$50,000	23.3%

1.
Mr. McDonnell was appointed our Senior Vice President and Chief Financial Officer in February 2020. Mr. McDonnell's bonus payout was prorated based upon his start date and subject to a minimum payout of $75,000 for fiscal year 2020, which was negotiated at the time of his appointment as our Senior Vice President and Chief Financial Officer.

2.
Ms. Covington's employment with the company ended effective October 18, 2019 and she was not eligible for and did not receive a bonus for FY2020.

3.
Ms. Roelke and Mr. Shackley became new Named Executive Officers in September and October 2019, respectively, after the Compensation Committee had established fiscal year 2020 bonus targets for the other Named Executive Officers. Thus, the fiscal year 2020 bonus targets for Ms. Roelke and Mr. Shackley were established by management and later ratified and approved.by the Compensation Committee at its November 20, 2019 meeting.

  Establishing Performance Measures

At the beginning of each fiscal year, the Compensation Committee identifies one or more corporate financial performance measures and establishes a specific performance target level for each such measure for purposes of calculating the bonus for each executive officer. Threshold, target and maximum levels of performance are established for each corporate financial performance measure. In the event that the threshold performance level for any corporate financial performance measure is not met, then no credit will be given with respect to the portion of the annual bonus attributable to that corporate financial performance measure.

Alison Roelke and Brian Shackley were not appointed as executive officers of the company until September and October 2019, respectively, and were not included in the company's fiscal year 2020 annual bonus plan for our executive officers, which we describe below, established prior to their appointment as executive officers. Instead, they participated in one of the company's other annual cash bonus plans, which plan included the same corporate financial performance measures as the executive officer's 2020 bonus plan, in addition to non-financial corporate and individual goals.

  Reviewing Performance Results

At the end of the fiscal year, the Compensation Committee reviews our actual performance against the target levels set for each of the corporate financial performance measures established at the beginning of the year.

In no event may an executive officer's annual cash bonus payout exceed his or her maximum permissible bonus as established by the Compensation Committee.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Fiscal Year 2020 Bonuses.

The Compensation Committee selected revenue, pre-tax income and annual bookings as the corporate financial performance measures for the annual bonus plan for our executives based on the recommendation of our Chief Executive Officer and after reviewing the company's annual operating plan for fiscal year 2020 and the company's long-term strategic plan. In order for any bonus to be paid, the company was required to achieve the pre-determined thresholds for both revenue and pre-tax income. The targeted corporate financial goal for revenue was above the range of public guidance provided by the company for revenue at the beginning of fiscal year 2020. The pre-tax income and annual bookings targets for the fiscal year 2020 bonus plan represented a 57.6% and 29.3% increase, respectively, over the same targets included in the fiscal year 2019 bonus plan. The Compensation Committee weighted each of the three goals – revenue, pre-tax income and annual bookings – equally at 33.3% of the total potential bonus payout.

The Compensation Committee implemented a formulaic sliding scale for the corporate financial performance goals that provides for 0% of the target bonus amount if we do not meet established minimum levels for both revenue and pre-tax income (but not annual bookings) and for a 200% of target payout if we achieve maximum performance under each of the three performance metrics as set forth in the table below. Therefore, in order to receive any bonus payout, we were required to achieve both the minimum revenue and pre-tax income levels (but not the minimum level for annual bookings) established by the Compensation Committee for the bonus plan.

Scaled Adjustment of Target Annual Cash Bonus Amounts Based on Total Financial Performance

	Minimum	Target (100% Payout)	Superior (150% Payout)	Maximum (200% Payout)
	($ in millions)

Revenue	340.3	378.2	472.7	567.2
Pre-Tax Income	23.9	47.8	59.8	71.8
Annual Bookings	358.0	421.2	526.5	631.8

Below is the actual performance with respect to each goal compared to the target level for each of these goals established by the Compensation Committee for each Named Executive Officer in May 2019:

Percentage of Achievement of Performance Goals

Performance Goal	Performance Goal Target ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Payout Percentage	Weighting[1]	Weighted Payout Percentage

Revenue	378.2	367.3	97.1%	71.3%	33.3%	23.8%
Pre-Tax Income	47.8	52.7	110.1%	120.1%	33.3%	40.0%
Annual Bookings	421.2	409.7	97.3%	81.7%	33.3%	27.2%
1.
Mr. Shackley and Ms. Roelke participated in a non-executive bonus plan for fiscal year 2020 since they were appointed as executive officers of the company following the Compensation Committee's establishment of the fiscal year 2020 executive bonus plan. The plan in which they participated for fiscal year 2020 included the same three corporate financial performance measures as described above, in addition to non-financial corporate and individual goals. However, each corporate financial performance measure was weighted at 8.3% of their total bonus opportunity, and non-financial corporate performance objectives accounted for a total of 25% of their total bonus opportunity. Two non-financial company objectives, on time delivery and perfect out of the box quality, each accounted for 12.5% of their total bonus opportunity, and individual performance accounted for 50% of their total bonus opportunity, as further described below.

Based on the foregoing achievement levels, the Compensation Committee determined that our executive officers who participated in our executive annual bonus plan would receive a payout of 91% of target. As described above, our Chief Executive Officer (except for himself) awarded a discretionary increase in the bonus payouts to all non-executive employees of 35% in fiscal year 2020. Upon recommendation of our Chief Executive Officer, the Compensation Committee

also awarded the same 35% discretionary increase in the bonus payouts for all executive officers. The Compensation Committee and board of directors approved the same increase for our Chief Executive Officer. The Compensation Committee believed the discretionary increase was warranted and appropriate due to, as described above under "Executive Summary," the officers' extraordinary leadership during fiscal year 2020, including transitioning the

EXECUTIVE COMPENSATION AND OTHER INFORMATION

company to a majority-remote workforce in a matter of weeks and in managing the business through the COVID-19 pandemic, which kept the company on track to meet its financial performance goals and customer commitments. As a result, each of our Named Executive Officers who remained employed as of April 30, 2020, other than Mr. McDonnell, Ms. Roelke and Mr. Shackley, received a fiscal year 2020 annual bonus equal to 126% of his or her target bonus amount, as set forth in the Summary Compensation Table below.

With respect to Ms. Roelke and Mr. Shackley, their fiscal year 2020 annual bonus payouts were determined under the terms of the non-executive officer bonus plan in which they participated for fiscal year 2020. This bonus plan weighted each of the above financial metrics at 8.3%, for a total weighting of 25%, and an average achievement percentage of 101.5% based on the performance relative to these metrics described above. Additionally, their bonus plan contained 2 corporate non-financial metrics, on-time delivery and perfect out of the box quality, each weighted at 12.5%. Individual objectives accounted for the remaining 50% weighting, and included non-

quantitative measures related to their individual roles and areas of responsibility. Ms. Roelke's objectives focused on enhancing the employee experience, implementing a robust performance management system, and increasing leadership capability of our leaders. Mr. Shackley's objectives focused on the transition of our headquarters and retention of talent, as well as developing leadership competencies within his team. Based on the company's percentage achievement of the financial measures described above, the company's non-financial corporate measures, which was determined to be at 95.9% of target for on-time delivery and 148.3% of target for perfect out of box quality, Ms. Roelke's and Mr. Shackley's 100% achievement of their individual metrics, and the 35% discretionary increase, they each received a total bonus payout percentage of 151.1%.

Our new Chief Financial Officer, Mr. McDonnell received a bonus payout of $75,000, which was the minimum payout negotiated for his fiscal year 2020 bonus payout, which was unaffected by the discretionary increase.

Mr. Shackley also received an additional cash bonus of $30,000 in connection with his service as our interim Chief Financial Officer during fiscal year 2020 in recognition of his increased duties and responsibilities during that time.

Long-Term Incentive Compensation

We use equity awards to motivate our executive officers, including the Named Executive Officers, to increase the long-term value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. These equity awards are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers' management of our business.

The size and form of these equity awards is determined by the Compensation Committee in its discretion. As described below, we grant equity awards in the form of restricted stock and PRSUs to our Named Executive Officers as part of our long-term incentive compensation program. We use the restricted stock and PRSUs as long-term incentives because they reward our executive officers for superior financial performance, but also encourage executive retention as these awards vest over multiple years and can maintain value even during periods when there is volatility in our stock price.

In making equity awards to our executive officers, the Compensation Committee considers various factors,

including, but not limited to, the recommendations of our Chief Executive Officer, the role and responsibilities of the executive officer, past performance, future planned contributions, and prior equity awards.

As noted above, the Compensation Committee has the discretion to determine which executive officers will receive equity awards, as well as the amount of any such awards. Typically, the Compensation Committee approves equity award grants only on the dates of its regularly-scheduled committee meetings, without regard to the timing of the release of material information about us.

Each year, the Compensation Committee will set a total long-term incentive compensation amount for each officer. For Named Executive Officers, a higher percentage of the total amount will be issued in PRSUs, with the percentage allocation to be determined by the Compensation Committee. In setting these total long-term incentive compensation amounts and the financial metric achievement levels for the PRSUs, the Compensation Committee considered the overall compensation of executives holding comparable positions based on the

EXECUTIVE COMPENSATION AND OTHER INFORMATION

competitive market data provided by its independent compensation consultant based on our peer group.

Generally, the Compensation Committee will set the annual total award amount so that, assuming the full vesting of each restricted stock award and target vesting for the PRSU for the applicable performance period, the total compensation for our Named Executive Officers would be comparable with similarly situated executives at the companies in our peer group.

The Compensation Committee may also grant equity awards to our executive officers in connection with a commencement of employment, promotions or as special incentives where appropriate, in which case the percentage allocations of the awards granted to an executive officer may vary from those listed below for our annual long-term incentive award program.

The program consists of a mix of the following:

•
Performance Restricted Stock Unit Awards ("PRSUs") (Approximately 67% of Annual Total Long-Term Incentive Compensation Award Value): PRSUs will vest, if at all, based on the company's achievement of financial performance metrics established by the Compensation Committee at the time of grant. These metrics are established for a cumulative three-year period. At the time of grant, the Compensation Committee establishes a target achievement level for each of the financial performance metrics associated with the PRSU, at which level the PRSU would vest at 100% for such metric. The Compensation Committee also established a threshold achievement level for each metric for which the PRSU would vest at 50% of target for such metric and a maximum achievement level for which the PRSU would vest at 200% of target for such metric. Achievement below the threshold level of any financial metric would result in no payout for the portion of the PRSU tied to that financial metric. At the end of the applicable three-year performance period and the Compensation Committee's certification of the company's achievement percentage for each financial measure associated with the PRSU, the award will vest and fully-vested shares of the company's common stock will be issued based on the achievement of the financial metrics. A Named

Executive Officer is required to be employed on the last day of the applicable three-year performance period in order to be eligible to receive such awards following the Compensation Committee's certification of the company's achievement of such awards.

•
In the event of a change in control prior to the last day of the three-year performance period, the number of PRSUs in which a Named Executive Officer will be eligible to vest will be equal to the greater of (1) the target number of PRSUs or (2) the number of PRSUs that would vest if the performance period ended on the date of the change in control and performance was measured as of that date (with the performance objectives adjusted proportionately to reflect the hypothetical shortened performance period). These "vesting eligible" PRSUs will then convert to time-based awards that will vest on the last day of the performance period, subject to the Named Executive Officer's continued employment or service through such date. However, if a Named Executive Officer's employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control, all of the "vesting eligible" PRSUs will vest upon such termination.

•
Time-Based Restricted Stock Awards (Approximately 33% of Annual Total Long-Term Incentive Compensation Award Value): Restricted stock awards will vest in three annual equal installments beginning approximately one year after the date of grant.

Performance Restricted Stock Unit Awards for the FY2020-FY2022 Performance Period.    In June 2019, the Compensation Committee granted PRSUs to the Named Executive Officers. The PRSUs will vest based on the company's achievement of cumulative revenue and operating income targets for fiscal years 2020, 2021 and 2022 (such period of time is referred to as the FY2020-FY2022 Performance Period). Set forth below is a list of the Named Executive Officers who were granted PRSUs for the FY2020-FY2022 Performance Period, the target number of RSUs and the maximum number of RSUs subject to each such award. The terms of these awards are consistent with the terms of the PRSUs described above.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Time-Based Restricted Stock Awards.    Under our long-term incentive compensation program, in June 2019, the Compensation Committee issued time-based restricted stock awards to our Named Executive Officers for their service during fiscal year 2020. The restricted stock awards vest in three equal annual installments with the first vesting on July 11,

2020. Set forth below is a list of the Named Executive Officers who were issued restricted stock awards in June 2019 and the number of shares underlying such awards. Restricted stock awards granted in connection with a commencement of employment, promotion or other special circumstances may have different vesting terms.

June 2019 Long-Term Incentive Compensation Awards to the Named Executive Officers

Name	Title	RSAs (#)	Target PRSUs (#)	Maximum PRSUs (#)	% of Total Long-Term Award Allocated to Performance

Wahid Nawabi	President and Chief Executive Officer	10,480	19,464	38,928	65.0%
Teresa Covington[1]	Former Senior Vice President and Chief Financial Officer	2,527	4,694	9,388	65.0%
Ken Karklin	Senior Vice President and Chief Operating Officer	2,003	3,721	7,442	65.0%
Melissa Brown	Vice President and General Counsel	1,541	2,862	5,724	65.0%
Alison Roelke	Vice President and Chief People Officer	1,321	1,321	2,642	50.0%
Brian Shackley	Vice President and Controller and Former Interim Chief Financial Officer	704	704	1,408	50.0%

1.
Ms. Covington's employment with the company ended effective October 18, 2019, at which time, under her consulting agreement with the company, she forfeited all PRSUs outstanding as of her separation date. Time based restricted stock awards continued to vest according to their terms during the term of consulting agreement.

For these awards, the Compensation Committee allocated approximately two-thirds of the total long-term incentive compensation amounts for each Named Executive Officer who was a Section 16 reporting officer at the time grant to the PRSU performance-based awards. Ms. Roelke and Mr. Shackley, who were not Section 16 reporting officers in June 2019, received equal amounts of restricted stock awards and PRSU performance based awards under the fiscal year 2020 long term incentive compensation program, which awards have the same terms as the executive awards described above.

Additional Restricted Stock Awards

In connection with his appointment as our new Chief Financial Officer, Mr. McDonnell received a restricted stock award of 4,088 shares of our common stock. Subject to Mr. McDonnell's continued service to the company, the restricted stock will vest in five equal installments over a five-year period with the first vesting occurring approximately one year from the date of grant.

Commensurate with his service as our interim Chief Financial Officer, Mr. Shackley received a restricted stock award of 1,635 shares of our common stock. Subject to Mr. Shackley's continued service to the company, the restricted stock will vest in three equal installments over a three-year period with the first vesting occurring approximately one year from the date of grant.

Amendment of Restricted Stock Unit Awards for the FY2018-FY2020 Performance Period.    In June

2017, the Compensation Committee issued PRSUs for the FY2018-2020 Performance Period. In June 2018 and effective upon the closing of the sale of the company's Efficient Energy Systems ("EES") business segment on June 29, 2018, the Compensation Committee amended the PRSUs for the FY2018-FY2020 Performance Period to revise the cumulative revenue financial targets associated with such awards to account for the company's divestiture of the EES business segment. In setting the original financial metrics for the FY2018-2020 PRSUs in June 2017, we used the projected revenue and operating income included in our annual operating plan for fiscal year 2018 (the "2018 AOP") and applied a compound annual growth rate to calculate revenue and operating income targets for fiscal years 2019 and 2020 (each a "Calculated Target"), which Calculated Targets were added to the 2018 AOP revenue and operating income figures to arrive at the original cumulative targets for revenue and operating income for the FY2018-2020 Performance Period PRSUs.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

In June 2018, the Compensation Committee determined to amend the cumulative revenue and operating income targets for such PRSUs by decreasing the 2019 and 2020 Calculated Target for revenue, and decreasing the 2020 Calculated Target for operating income, to account for the company's divestiture of the EES business (as described below, no other adjustments to be original goals were made). Because the original cumulative targets for revenue and operating income for such PRSUs, which included the 2019 and 2020 Calculated Target for revenue, and the 2020 Calculated Target for operating income, were established in 2017, the Compensation Committee used its discretion to decrease the 2019 and 2020 Calculated Target for revenue, and decrease the 2020 Calculated Target for operating income, by only a portion of EES's then-projected fiscal year 2019 and 2020 revenues and then-projected fiscal year 2020 operating income in June 2018. The Compensation Committee determined not to make adjustments to the 2018 Calculated Target for revenue or 2019 Calculated Target for operating income determined in May 2017 in determining a new cumulative revenue target and cumulative operating income target for the FY2018-2020 three-year period, as the company owned EES during such years and the company could use its actual consolidated results (which included the results of both our UAS and EES segments) for such periods in calculating the achievement of the amended three-year cumulative revenue target and operating income target.

Therefore, the cumulative revenue target and operating income target for the FY2018-2020 Performance Period PRSUs were amended only to remove a portion of the projected impact of the EES business segment for revenue and operating income in 2019 and 2020, and the cumulative operating income target for 2020. The original and amended cumulative financial metrics for such PRSUs are as follows:

	Original Metrics (June 2017)		Amended Metrics (June 2018)
	Revenue	Operating Income	Revenue	Operating Income
	($ in millions)

Threshold	1,001.8	84.9	913.4	80.3
Target	1,051.0	104.5	956.3	98.4
Maximum	1,576.4	156.8	1,434.5	147.7

Payout of Performance Restricted Stock Units for the FY2018-FY2020 Performance Period.    Following the completion of fiscal year 2020, the Compensation Committee calculated the company's three-year cumulative revenue and operating income for the FY2018-2020 performance period by adding (a) the company's consolidated actual revenue and operating income for fiscal year 2018 (which included the results of the company's EES and UAS segments) and (b) the company's revenue and operating income from continuing operations for fiscal years 2019 and 2020 (which included only the results of the company's UAS segment). Based on these calculations, the

Compensation Committee determined that the FY2018-2020 Performance Period PRSUs vested at 113.5% of target based on our financial performance for the FY2018-2020 Performance Period. Below is the actual performance with respect to the revenue and operating income (with consolidated UAS and EES results for fiscal year 2018 and continuing UAS operations results for fiscal years 2019 and 2020) compared to the amended target levels for each of these financial metrics established by the Compensation Committee in June 2018 for the PRSUs for the FY2018-2020 Performance Period.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Percentage of Achievement of Financial Metrics for FY2018-2020 Performance Period

Performance Goal	Performance Goal Minimum ($ in millions)	Performance Goal Target ($ in millions)	Actual Performance ($ in millions)[1]	Percentage of Achievement	Payout Percentage	Weighting	Total Percentage Payout

Revenue	913.4	956.3	990.5	103.6%	53.5%	50.0%	53.6%
Operating Income	80.3	98.4	108.2	110.0%	60.0%	50.0%	60.0%
							113.5%

1.
Calculated using consolidated results for fiscal year 2018 (which includes the results of both the UAS and EES business segments) and the results for continuing operations for fiscal years 2019 and 2020.

The Compensation Committee then calculated final payouts for the PRSUs for the FY2018-FY2020 Performance Period for the Named Executive Officers as follows:

Name	Title	Target PRSUs (#)	% Payout	Shares of Common Stock Issued (#)

Wahid Nawabi	President and Chief Executive Officer	13,874	113.5%	15,746
Ken Karklin	Senior Vice President and Chief Operating Officer	2,486	113.5%	2,821
Melissa Brown	Vice President and General Counsel	916	113.5%	1,039
Alison Roelke	Vice President and Chief People Officer	654	113.5%	742

Other Compensation Practices

Employee Benefit Plans

We maintain various broad-based employee benefit plans for our employees. Except as described below, our executive officers, including the Named Executive Officers, participate in these plans on the same terms as other eligible employees, subject to any applicable limits on the amounts that may be contributed on behalf of or paid to our executive officers under these plans.

We have established a tax-qualified 401(k) retirement savings plan for our salaried U.S. employees who satisfy certain eligibility requirements. We intend for this plan to qualify under Section 401(a) of the Internal Revenue Code (the "Code") so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Pursuant to the Section 401(k) plan, in the case of participants who contribute a portion of their annual base salary to the plan, we provide a matching contribution of up to 5.75% of such annual base salary. The matching contributions made to the accounts of the Named Executive Officers during fiscal year 2020 are set forth in the Summary Compensation Table below.

We also maintain other benefit plans for our employees, which include medical and dental benefits,

medical and dependent care flexible spending accounts, long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Except as noted in the following sentences, these benefits are provided to our executive officers on the same general terms as to all of our salaried U.S. employees. Certain employees receive higher disability insurance benefits than other employees based on a threshold base compensation level. Our executive officers, including the Named Executive Officers, receive higher life, accidental death, and dismemberment insurance benefits than our other employees.

We design our employee benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Personal Benefits

We do not view perquisites or other personal benefits as a significant component of our executive compensation program. From time to time, however, we have provided perquisites to certain of our executive officers to ensure that their compensation packages are competitive. As described above, in fiscal year 2020, we provided our executive officers

EXECUTIVE COMPENSATION AND OTHER INFORMATION

with life, accidental death, and dismemberment insurance benefits in an amount exceeding that offered to our non-executive employees. We also paid for the cost of home security systems monitoring for Ms. Brown. During fiscal year 2020 we also paid for certain hospitality related costs for executives and their family members accompanying such executives to an offsite board meeting.

None of our Named Executive Officers received aggregate perquisites in excess of $10,000 in fiscal year 2020.

Severance Plan

On December 19, 2018, we adopted the AeroVironment, Inc. Executive Severance Plan (the "Severance Plan"), effective January 1, 2019. The Severance Plan was designed to replace the company's prior severance protection agreements with its Named Executive Officers, which agreements expired on December 31, 2018. Each of our Named Executive Officers is subject to the Severance Plan, which provides for the payment of certain benefits to the officer in connection with a change in control and/or the termination of the officer's employment.

The Compensation Committee approved the Severance Plan to ensure our Named Executive Officers continue their employment with us if there is a change of control, or a threatened change in control transaction, and to maintain a competitive total compensation program. Pay Governance LLC, the Compensation Committee's independent compensation consultant, advised the Compensation Committee on market and best practices in the development of the Severance Plan, including providing information regarding plans in place for executives at companies in our peer group at the time of the Severance Plan's adoption. The Severance Plan has a double trigger mechanism pursuant to which benefits are paid if the officer is terminated by the company without cause or the officer voluntarily terminates his or her employment for good reason within 18 months following a change in control event, or in certain circumstances, within 3 months prior to a change in control event. The Severance Plan also provides for the provision of certain severance benefits if an officer's employment is terminated by the company other than for cause during their eligibility under the Severance Plan and not in connection with a change of control transaction. For additional information on our Severance Plan, see below on page 64 under "Severance Plan."

Stock Ownership Guidelines for Executive Officers

To further link the long-term economic interests of our executive officers directly to that of our stockholders, our board of directors has adopted stock ownership guidelines for the executive officers. The guidelines provide that the company's executive officers are expected to, within five years of the later of the date of the board's adoption of the guidelines on August 6, 2013 or the date on which such person is appointed to his or her position, own shares of the company's common stock with a market value of no less than four times current annual base salary with respect to our Chief Executive Officer and no less than two times current annual base salary with respect to the other executive officers. In addition, any shares of our common stock held by an executive officer in margin accounts or pledged as collateral for a loan will not be counted for purposes of satisfying the ownership guidelines. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each executive's equity ownership in the company as a multiple of salary and the minimum ownership level required pursuant to these guidelines for each of our current executive officers as of April 30, 2020:

Name	Dollar Value of Equity Ownership as a Multiple of Base Salary ($)[1]	Minimum Ownership Level Required as a Multiple of Base Salary

Wahid Nawabi	11.2x	4x
Kevin McDonnell[2]	—	2x
Kenneth Karklin[3]	1.0x	2x
Melissa Brown[4]	0.8x	2x
Alison Roelke[5]	0.2x	2x

1.
For each executive, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such executive, multiplied by the closing price of $60.26 per share of our common stock on April 30, 2020, the last

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  trading day of fiscal year 2020, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such executive exceeds the exercise price of such stock options, if any, by (b) such executive's base salary.

2.
Mr. McDonnell was appointed as our Chief Financial Officer effective February 10, 2020. He has until February 10, 2025 to satisfy the minimum ownership level required under our stock ownership guidelines.

3.
Mr. Karklin was appointed as an executive officer on September 30, 2016. He has until September 30, 2021 to satisfy the minimum ownership level required under our stock ownership guidelines.

4.
Ms. Brown was appointed as an executive officer on September 28, 2017. She has until September 28, 2022 to satisfy the minimum ownership level required under our stock ownership guidelines.

5.
Ms. Roelke was appointed as an executive officer on September 27, 2019. She has until September 27, 2024 to satisfy the minimum ownership level required under our stock ownership guidelines.

Compensation Recovery Policy

We have implemented an incentive compensation "clawback" policy under which our board of directors may require reimbursement or forfeiture of incentive compensation from an executive officer in the event the officer's wrongdoing later is determined by our board of directors to have resulted in a material negative restatement of the company's financial results. We believe that by providing the company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the company further demonstrates its commitment to strong corporate governance. This compensation recovery policy is in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Under our compensation recovery policy, if the board of directors determines that a material negative financial restatement was caused by an executive officer's gross negligence or willful misconduct, it may require reimbursement from the executive officer for vested incentive compensation and/or the forfeiture of unvested or unpaid incentive compensation. The amount of vested compensation that may be recovered is the portion of any bonus paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the company's financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation awarded, vested and/or paid during the two years prior to the date on which the company is required to prepare an accounting restatement.

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require executives to hold 50% of any net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by executive officers. All trades by executive officers must be pre-cleared. Furthermore, no executive officer may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

No Tax Gross-Ups

We do not provide tax gross-ups with regard to any compensation, benefit or perquisite paid by us to our Named Executive Officers.

Independent Compensation Consultant

With regard to executive compensation matters, the Compensation Committee is advised by an independent compensation consultant.

Say-on-Pay Votes

In September 2019, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with over 98% of stockholder votes cast in favor of our 2019 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs since that time and during fiscal year 2020, we were mindful of the strong support our stockholders expressed for our compensation program. As a result, following our annual review of our executive compensation program, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an

EXECUTIVE COMPENSATION AND OTHER INFORMATION

emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders, and continue the practice established during fiscal year 2019 of removing individual performance from consideration under our annual bonus plan. At this 2020 annual meeting of stockholders, the stockholders will vote, on an advisory basis, on the compensation of our Named Executive Officers. The Compensation Committee and board of directors value stockholder opinions and will take into account the outcome of this year's advisory vote in making future decisions on executive compensation.

In addition, when determining how often to hold a stockholder advisory vote on the compensation of our Named Executive Officers, the board of directors took into account the strong preference for an annual vote expressed by our stockholders at our 2017 annual meeting. Accordingly, in 2017 the board of directors determined that we would hold an advisory stockholder vote on the compensation of our Named Executive Officers every year until the next say-on-pay frequency vote.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code disallows a tax deduction to any publicly held corporation for any remuneration in excess of $1 million paid in any taxable year to its "covered employees." Prior to the Tax Cuts and Jobs Act of 2017 ("TCJA"), covered employees generally consisted of a company's chief executive officer and its three most highly compensated executive officers serving at the end of the taxable year (other than its chief financial officer), and compensation that qualified as "performance-based" under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. In addition, an individual who is a covered employee for any taxable year beginning after December 31, 2016 will continue to be a covered employee for all subsequent taxable years, including years after the death of the individual. Although we historically maintained plans that were intended to permit the payment of deductible compensation under Section 162(m) of the Code if the requirements of Section 162(m) were satisfied, subject to the limited transition relief rules in the TCJA, we may no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.

The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in constructing compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee reserves the right to approve elements of compensation for certain officers that are not fully deductible in the future in appropriate circumstances.

Taxation of "Parachute" Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that we, or our successor, may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 of the Code during fiscal year 2020 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a "gross-up" or other reimbursement.

  Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Risk Oversight of Compensation Programs

In May 2019, Pay Governance conducted a risk assessment of our executive compensation policies and practices. Based on this assessment, Pay Governance concluded that none of our executive compensation programs and features are likely to cause material harm to the company. Our compensation policies and practices for the rest of our employees does not differ significantly from the compensation policies and practices of our non-executive employees and management assessed such non-executive programs and similarly concluded that none of our non-executive compensation programs are likely to cause material harm to the company. We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incent our employees while ensuring that they do not encourage excessive risk taking. We further believe that we have an effective system of controls and procedures in place to ensure that our employees, including our executive officers, are not encouraged to take unnecessary or excessive risks in managing our business. In addition, our compensation recovery policy provides our board of directors with an additional risk mitigation tool by allowing the board to hold employees accountable for improper actions that run counter to the company's objectives or inflate incentive compensation payable to executives. Likewise, our stock ownership guidelines for executives help to further align executive interests with those of stockholders and provide an additional risk mitigation tool.

In reaching this conclusion, we note the following policies and practices that are intended to enable us to effectively monitor and manage the risks associated with our compensation programs:

•
Most of our incentive compensation plans, including our annual cash bonus program, permit the Compensation Committee to exercise its discretion to select performance measures and set target levels, monitor performance and determine final payouts;
•
Each of our compensation programs is subject to oversight by a broad-based group of functions within the company, including people & culture, finance and legal, and at multiple management levels within the company;

•
Employee compensation reflects a balanced mix of programs that focus our employees on achieving both short-term and long-term goals and that provide a balanced mix of fixed and variable compensation;

•
There are caps on the maximum payouts available under certain programs, including our annual cash bonus program and our long-term incentive program;

•
Amounts of actual cash bonuses tied to performance are paid based upon multiple performance objectives, reducing the risk associated with any single indicator of performance; and

•
Equity awards granted to employees are subject to multi-year, service-based and/or performance-based vesting conditions.

The Compensation Committee discussed the findings of the risk assessments with Pay Governance and company management. Based upon these assessments, we believe that our compensation policies and practices do not encourage unnecessary or excessive risk taking and are not reasonably likely to have a material adverse effect on the company.

EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth the compensation paid to or earned by (a) each person who served as Chief Executive Officer or Chief Financial Officer during fiscal year 2020, and (b) the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of fiscal year 2020 whose compensation exceeded $100,000 (collectively, the "Named Executive Officers").

Name and Principal Positions	Year	Salary ($)		Bonus ($)[1]		Stock Awards ($)[2]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)

Wahid Nawabi	2020	606,941		212,500		1,673,402	—	546,294	17,807	3,056,944
President and Chief	2019	624,249	[5]	1,500		590,667	—	818,805	16,886	2,052,107
Executive Officer	2018	534,628		162,750		489,961	—	529,889	16,326	1,733,554
Kevin McDonnell[6]	2020	92,309		2,500		249,981	—	75,000	1,151	420,941
Sr. Vice President and Chief Financial Officer
Teresa Covington[7]	2020	201,737	[8]	—		403,541	—	—	10,925	616,203
Former Sr. Vice President	2019	350,579		1,500		187,877	—	272,935	18,499	831,390
and Chief Financial Officer	2018	307,253		52,500		149,972	—	159,324	18,320	687,370
Brian Shackley[9]	2020	241,906	[8]	50,000	[10]	178,953	—	58,071	21,911	550,842
Vice President and Controller and Former Interim Chief Financial Officer
Kenneth Karklin	2020	356,221	[8]	72,500		319,882	—	182,098	15,066	945,767
Sr. Vice President	2019	250,670		1,500		93,938	—	204,701	14,526	565,335
and Chief Operating Officer	2018	239,422		—		99,956	—	119,848	14,154	473,380
Melissa Brown	2020	353,251	[8]	63,750		246,059	—	159,336	17,881	840,277
Vice President, General	2019	300,282		1,500		80,466	—	136,467	17,506	536,221
Counsel & Secretary	2018	241,935		17,500		69,985	—	53,358	15,506	398,284
Alison Roelke[11]	2020	280,533	[8]	27,000		148,187	—	81,300	18,890	555,909
Vice President and Chief People Officer

1.
For all years except fiscal year 2019, this column reflects the discretionary portion of the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan during the applicable fiscal year. For fiscals 2019 and 2020, the amount also includes a special bonus of $1,500 and $2,500, respectively, that was given to all similarly situated company employees employed as of the end of the applicable fiscal year.

2.
The value of the equity awards equals their grant date fair value as computed in accordance with ASC Topic 718 and, with respect to the PRSUs, was determined based on the probable achievement of the applicable performance objectives as of the grant date. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 12 and 13 to the financial statements included in our annual report on Form 10-K for our fiscal year ended April 30, 2020, as filed with the SEC. The amounts shown in the table do not necessarily reflect the actual value that may be received by the Named Executive Officers. The value reported for PRSUs granted in the applicable fiscal year reflects the value of the award at the grant date based upon the probable achievement of their vesting conditions, which was determined to be 97.6% and 28.8% of the target levels for the fiscal year 2020 and fiscal year 2019 awards, respectively. None of the PRSUs granted to the Named Executive Officers during fiscal year 2018 were considered probable of achieving their vesting conditions at the date of grant. Therefore, the grant date fair value of such PRSUs granted in fiscal year 2018 for purposes of the Summary Compensation Table was zero.

EXECUTIVE COMPENSATION TABLES

The full grant date fair value of the PRSUs granted in our 2020 fiscal year, assuming that the highest level of performance will be achieved in each case, is set forth in the table immediately below. For more information about the PRSU awards granted to the Named Executive Officers during fiscal year 2020, please see the Grants of Plan-Based Awards Tables below. The PRSU awards issued to Ms. Covington were cancelled effective upon her separation date from the company in October 2019.

Name	Grant Date Fair Value of PRSUs Granted in June 2019 for FY 2020-2022 Performance Period ($)

Wahid Nawabi	2,209,943
Teresa Covington	532,957
Brian Shackley	79,932
Kenneth Karklin	422,482
Melissa Brown	324,951
Alison Roelke	149,986

3.
This column reflects the portion of the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan for performance relative to the company financial and other objectives during the applicable fiscal year. For more information regarding Ms. Roelke's and Mr. Shackley's cash bonuses paid, please refer to page 46.

4.
For fiscal year 2020 the amounts of all other compensation include (a) our matching contributions to the 401(k) Plan and (b) life insurance premiums. The amounts for 401(k) matching contributions and life insurance premiums are below; none of our Named Executive Officers received aggregate perquisites in excess of $10,000 in fiscal year 2020.

Name	Year	401(k) Matching Contributions	Life	Total

Wahid Nawabi	2020	16,800	1,007	17,807
Kevin McDonnell	2020	615	536	1,151
Teresa Covington	2020	9,764	1,161	10,925
Brian Shackley	2020	21,599	312	21,911
Kenneth Karklin	2020	13,776	1,290	15,066
Melissa Brown	2020	17,320	561	17,881
Alison Roelke	2020	18,284	606	18,890

5.
Includes $23,078 of cash paid for unused accrued vacation.

6.
Mr. McDonnell was appointed as our Senior Vice President and Chief Financial Officer effective February 10, 2020.

7.
Ms. Covington resigned from the Company effective October 18, 2019.

8.
Includes a vacation cash out in connection with the individuals transitioning to the company's new discretionary paid time off program in the following amounts: Mr. Shackley, $19,210; Mr. Karklin, $30,424; Ms. Brown, $26,344; and, Ms. Roelke, $29,759. Ms. Covington received $35,553 cash paid for unused vacation in connection with her resignation.

9.
Effective upon Ms. Covington's retirement from the company, Mr. Shackley served as the Company's Interim Chief Financial Officer from October 2019 to February 2020, after which he resumed his role as Vice President and Controller, a role which he has held since December 2017.

10.
Also includes a special bonus of $30,000 awarded to Mr. Shackley by the Compensation Committee for his additional service as interim Chief Financial Officer during fiscal year 2020.

11.
Ms. Roelke was a new Named Executive Officer for fiscal year 2020.

EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards

The following table provides information with respect to plan-based awards granted to the Named Executive Officers during fiscal year 2020.

									All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)[2]
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)[1]	Target (#)[1]	Maximum (#)[1]

Equity Awards
Wahid Nawabi	6/28/19	[3]	—	—	—	—	—	—	10,480	[4]	594,950
Wahid Nawabi	6/28/19	[3]	—	—	—	9,732	19,464	38,928	—		1,078,452
Kevin McDonnell	3/6/20	[5]	—	—	—	—	—	—	4,088	[6]	249,981
Teresa Covington[7]	6/28/19	[3]	—	—	—	—	—	—	2,527	[4]	143,458
Teresa Covington[7]	6/28/19	[3]	—	—	—	2,347	4,694	9,388	—		260,083
Brian Shackley	3/6/20	[5]	—	—	—	—	—	—	1,635	[8]	99,980
Brian Shackley	6/28/19	[3]	—	—	—	—	—	—	704	[4]	39,966
Brian Shackley	6/28/19	[3]	—	—	—	352	704	1,408	—		39,007
Ken Karklin	6/28/19	[3]	—	—	—	—	—	—	2,003	[4]	113,710
Ken Karklin	6/28/19	[3]	—	—	—	1,860	3,721	7,442	—		206,171
Melissa Brown	6/28/19	[3]	—	—	—	—	—	—	1,541	[4]	87,483
Melissa Brown	6/28/19	[3]	—	—	—	1,431	2,862	5,724	—		158,576
Alison Roelke	6/28/19	[3]	—	—	—	—	—	—	1,321	[4]	74,993
Alison Roelke	6/28/19	[3]	—	—	—	660	1,321	2,642	—		73,193
Annual Executive Cash Bonus Plan[9]
Wahid Nawabi			300,000	600,000	1,200,000	—	—	—	—		—
Kevin McDonnell[10]			75,000	75,000	110,656
Teresa Covington[7]			112,500	225,000	450,000	—	—	—	—		—
Brian Shackley[11]			25,000	50,000	100,000	—	—	—	—		—
Kenneth Karklin			100,000	200,000	400,000	—	—	—	—		—
Melissa Brown			87,500	175,000	300,000	—	—	—	—		—
Alison Roelke[11]			35,000	70,000	140,000

1.
Represents number of shares of common stock issuable at threshold, target and maximum achievement levels for each of the Named Executive Officers under PRSUs for the FY2020-FY2022 Performance Period (issued on June 28, 2019). The determinations of the shares of common stock that will be issuable to the Named Executive Officers following completion of the performance period upon settlement of the PRSUs are described in the Compensation Discussion and Analysis section above. The actual number of shares of common stock issued to our Named Executive Officers following the conclusion of the performance period will be based on our performance relative to the financial goals for the performance period. Threshold, target and maximum numbers assume achievement of each of the financial metrics for the applicable performance period at the threshold, target and maximum levels, respectively.

2.
The value of the equity awards equals their grant date fair value as computed in accordance with ASC Topic 718 and, with respect to the PRSUs, was determined based on the probable achievement of the applicable performance objectives as of the grant date. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Notes 12 and 13 to the financial statements included in our annual report on Form 10-K for our fiscal year ended 2020, as filed with the SEC. The value reported for PRSUs granted in June 2019 reflects the value of the award at the grant date based upon the probable achievement of their vesting conditions, which was determined to be 97.6%.

3.
Awards were approved by the Compensation Committee for non-CEO Named Executive Officers on June 19, 2019, with a grant date of June 28, 2019. Awards were approved by the Board of Directors for the Chief Executive Officer on June 20, 2019, with a grant date of June 28, 2019.

4.
The restricted stock awards vest in three equal annual installments, with the first installment vesting on July 11, 2020.

5.
Awards were approved by the Compensation Committee on February 28, 2020, with a grant date of March 6, 2020.

6.
The restricted stock awards vest in five equal annual installments, with the first installment vesting on April 4, 2021.

7.
Ms. Covington resigned from the company effective October 18, 2019. Ms. Covington's outstanding PRSUs were forfeited and cancelled upon her resignation. Ms. Covington began serving as a consultant to the company upon her resignation and her restricted stock awards that were outstanding as of her resignation continued to vest in accordance with their terms during the

EXECUTIVE COMPENSATION TABLES

  duration of her consulting agreement with the company. Ms. Covington was also not eligible for a payout under the annual executive cash bonus plan due to her resignation.

8.
The restricted stock awards vest in three equal annual installments, with the first installment vesting on April 4, 2021.

9.
Unless otherwise noted, the Compensation Committee established maximum cash bonus and target bonus levels for the Named Executive Officers under our annual executive cash bonus plan in May 2019. The determination of the bonuses payable to the Named Executive Officers for fiscal year 2020 is described in the Compensation Discussion and Analysis section above. These columns show the range of bonus amounts for each Named Executive Officer from the threshold to the maximum based on the maximum permissible bonus amount set at the beginning of the fiscal year.

10.
Mr. McDonnell's was appointed our Chief Financial Officer effective February 10, 2020. The Compensation Committee approved a prorated target bonus level based upon his start date for the full fiscal year 2020 of $75,000, with a minimum payout of $75,000.

11.
Ms. Roelke and Mr. Shackley are both new Named Executive Officers for fiscal year 2020 and were not appointed as executive officers until September and October 2019, respectively. They participated in our non-executive officer annual cash bonus plan during fiscal year 2020 and their target, threshold and maximum payouts under such plans were determined by management. The Compensation Committee at the November 20, 2019 meeting ratified the bonus targets amount previously established for Ms. Roelke and Mr. Shackley before becoming Named Executive Officers, but their final annual bonus payout for fiscal year 2020 were determined under such non-executive officer annual cash bonus plan, as described in the Compensation Discussion and Analysis section above.

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to equity awards held by each of the Named Executive Officers as of April 30, 2020.

	Option Awards						Stock Awards
										Equity Incentive Plan Awards:
			Number of Securities Underlying Unexercised Options[1]						Market Value of Shares or Units of Stock that Have Not Vested ($)[2]	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
							Number of Shares or Units of Stock that Have Not Vested (#)
					Option Exercise Price ($)	Option Expiration Date
Name	Grant Date		Exercisable (#)	Unexercisable (#)

Wahid Nawabi	6/28/19	[3]	—	—	—	—	10,480	[4]	631,525
	6/28/19	[3]	—	—	—	—	—		—	38,928	[5]	2,345,801	[5]
	6/29/18	[6]	—	—	—	—	3,593	[7]	216,514	—		—
	6/29/18	[6]	—	—	—	—	—		—	20,018	[5]	1,206,285	[5]
	6/30/17	[8]	—	—	—	—	2,138	[9]	128,836	—		—
	6/24/15		40,000	10,000	26.70	6/24/25	—		—	—		—
	6/24/15		—	—	—	—	3,000	[9]	180,780	—		—
	8/1/14		16,164	—	31.27	8/1/24	—		—	—		—
	4/22/13		30,000	—	18.07	4/22/23	—		—	—		—
	3/1/12		50,000	—	28.72	3/1/22	—		—	—		—

Kevin McDonnell	3/6/20	[10]		—	—	—	4,088	[11]	246,343	—		—

Teresa Covington[12]	6/28/19	[3]	—	—	—	—	2,527	[4]	152,277
	6/29/18	[6]	—	—	—	—	1,143	[7]	68,877	—		—
	6/30/17	[8]	—	—	—	—	654	[9]	39,410	—		—
	6/24/15		—	—	—	—	1,600	[9]	96,416	—		—
	6/24/15		—	—	—	—	404	[9]	24,345	—		—

Brian Shackley	3/6/20	[10]	—	—	—	—	1,635	[13]	98,525	—		—
	6/28/19	[3]	—	—	—	—	704	[4]	42,423	—		—
	6/28/19	[3]	—	—	—	—	—		—	1,408	[5]	84,846	[5]
	6/29/18	[6]	—	—	—	—	326	[7]	19,645	—		—
	6/29/18	[6]	—	—	—	—	—		—	978	[5]	58,934	[5]
	3/9/18		—	—	—	—	353	[14]	21,272	—		—
	6/30/17	[8]	—	—	—	—	667	[9]	40,193	—		—

Kenneth Karklin	6/28/19	[3]	—	—	—	—	2,003	[4]	120,701	—		—
	6/28/19	[3]	—	—	—	—	—		—	7,442	[5]	448,455	[5]
	6/29/18	[6]	—	—	—	—	571	[7]	34,408	—		—
	6/29/18	[6]	—	—	—	—	—		—	3,184	[5]	191,868	[5]
	6/30/17	[8]	—	—	—	—	436	[9]	26,273	—		—
	6/24/15		—	—	—	—	1,400	[9]	84,364	—		—

Melissa Brown	6/28/19	[3]	—	—	—	—	1,541	[4]	92,861
	6/28/19	[3]	—	—	—	—	—		—	5,724	[5]	344,928	[5]
	6/29/18	[6]	—	—	—	—	489	[7]	29,467	—		—
	6/29/18	[6]	—	—	—	—	—		—	2,728	[5]	164,389	[5]
	6/30/17	[8]	—	—	—	—	305	[9]	18,379	—		—

Alison Roelke	6/28/19	[3]	—	—	—	—	1,321	[4]	79,603
	6/28/19	[3]	—	—	—	—	—		—	2,642	[5]	159,207	[5]
	6/29/18	[6]	—	—	—	—	466	[7]	28,081
	6/29/18	[6]	—	—	—	—	—		—	1,398	[5]	84,243	[5]
	12/8/17		—	—	—	—	359	[15]	21,633	—		—
	6/30/17	[8]	—	—	—	—	218	[9]	13,137	—		—

1.
Except as otherwise noted, all stock option awards vest in five equal annual installments beginning on the first anniversary of the date of grant.

2.
Calculated using the closing price per share of our common stock of $60.26 on April 30, 2020.

3.
Awards were approved by the Board of Directors for Mr. Nawabi on June 20, 2019, with a grant date of June 28, 2019. Awards were approved by the Compensation Committee for all other Named Executive Officers on June 19, 2019, with a grant date of June 28, 2019.

4.
Unvested shares vest in three equal installments on July 11, 2020, 2021 and 2022.

EXECUTIVE COMPENSATION TABLES
5.
Represents the number of shares of common stock and the value of such shares that may be issued to the Named Executive Officers under PRSUs for the FY2019-2021 Performance Period (issued on June 29, 2018) and the FY2020-2022 Performance Period (issued June 28, 2019) at maximum performance. Provided that the performance goals for the FY2019-2021 Performance Period and the FY2020-2022 Performance Period are achieved, the Named Executive Officers' PRSUs will be settled in fully vested shares of common stock. If target or maximum performance is achieved for either performance period, the respective number of shares of common stock that would be issued for each performance period and the value of such shares as of April 30, 2020 would be as follows:

	FY2019-2021 Performance Period				FY2020-2022 Performance Period
	Target Number	Target Value ($)	Maximum Number	Maximum Value ($)	Target Number	Target Value ($)	Maximum Number	Maximum Value ($)

Wahid Nawabi	10,009	603,142	20,018	1,206,285	19,464	1,172,901	38,928	2,345,801

Brian Shackley	489	29,467	978	58,934	704	42,423	1,408	84,846

Kenneth Karklin	1,592	95,934	3,184	191,868	3,721	224,227	7,442	448,455

Melissa Brown	1,364	82,195	2,728	164,389	2,862	172,464	5,724	344,928

Alison Roelke	699	42,122	1,398	84,243	1,321	79,603	2,642	159,207

  The actual number of shares of common stock issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period. The value of the shares of common stock that may be received by an executive will depend on our stock price on the settlement date.

6.
Awards were approved by the Board of Directors for Mr. Nawabi on June 21, 2018, with a grant date of June 29, 2018. Awards were approved by the Compensation Committee for all other Named Executive Officers on June 20, 2018, with a grant date of June 29, 2018.

7.
Unvested shares vest in two equal installments on July 11, 2020 and 2021.

8.
Awards were approved by the Board of Directors for Mr. Nawabi on June 20, 2017, with a grant date of June 30, 2017. Awards were approved by the Compensation Committee for all other Named Executive Officers on June 19, 2017, with a grant date of June 30, 2017.

9.
Unvested shares vested on July 11, 2020.

10.
Awards were approved by the Compensation Committee on February 28, 2020, with a grant date of March 6, 2020.

11.
The award vests in five equal annual installments with the first installment vesting on April 4, 2021.

12.
Ms. Covington resigned from the company effective October 18, 2019. Ms. Covington's outstanding PRSUs were forfeited and cancelled upon her resignation. Ms. Covington began serving as a consultant to the company upon her resignation and her restricted stock awards that were outstanding as of her resignation continued to vest in accordance with their terms for the duration of her consulting agreement with the company.

13.
Unvested shares vest in three equal installments on each of April 4, 2021, 2022, and 2023.

14.
Unvested shares vest on April 4, 2021.

15.
Unvested shares vest on January 4, 2021.

EXECUTIVE COMPENSATION TABLES

Option Exercises and Stock Vested in Fiscal Year 2020

The following table provides information on option exercises and stock award vesting for each of the Named Executive Officers during fiscal year 2020.

	Option Exercises		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)[1]	Value Realized on Vesting ($)[1]

Wahid Nawabi	—	—	26,761	1,557,375

Teresa Covington	—	—	4,036[2]	223,473[2]

Brian Shackley	—	—	1,514[3]	87,225[3]

Kenneth Karklin	—	—	5,680	328,106

Melissa Brown	—	—	3,633	226,144

Alison Roelke	—	—	1,553	93,916

1.
Unless otherwise noted, includes shares of restricted stock that vested during fiscal year 2020 and shares issued for the vesting of the PRSUs for the FY2018-FY2020 Performance Period that vested on June 26, 2020, which awards were settled on such date following the Compensation Committee's certification of company financial performance for the FY2018-FY2020 Performance Period; see page 51 for information on such awards. The value of such PRSUs was calculated using the closing price per share of our common stock of $60.26, the closing price of our common stock on April 30, 2020, the date on which such awards were deemed vested for purposes of this table. The closing price per share of our common stock on June 26, 2020, the date of settlement of the PRSUs, was $77.02.

2.
Ms. Covington resigned from the company effective October 18, 2019. Ms. Covington's outstanding PRSUs were forfeited and cancelled upon her resignation. Thus, Ms. Covington's shares acquired and value realized upon vesting does not include the vesting of any PRSUs.

3.
Mr. Shackley was not awarded any PRSUs for the FY2018-2020 Performance Period. Thus, Mr. Shackley's shares acquired and value realized upon vesting does not include the vesting of any PRSUs.

EXECUTIVE COMPENSATION TABLES

Payments Upon Termination or Change of Control

Severance Plan

On December 19, 2018, we adopted the AeroVironment, Inc. Executive Severance Plan (the "Severance Plan"), effective January 1, 2019. The Severance Plan was implemented to replace the company's prior severance protection agreements with its Named Executive Officers, which agreements expired on December 31, 2018. The Compensation Committee relied upon an analysis of severance practices for our peer companies provided by Pay Governance in determining the terms of the new Severance Plan. Based on this analysis, the Compensation Committee determined that it was appropriate to enhance the severance benefits available under the Severance Plan as compared to the severance benefits under the agreements that expired on December 31, 2018.

Each of our Named Executive Officers is subject to the Severance Plan. The Severance Plan provides for the payment of certain benefits to each such officer in connection with a change in control and/or the termination of the officer's employment by reason of death or "disability," by the company without "cause," or by the officer for "good reason," in certain cases in connection with a "change in control" (in each case as defined in the Severance Plan), as summarized below. Except as noted below, the terms of the severance payments and other benefits provided to each of the company's Named Executive Officers under the Severance Plan are identical, and the Severance Plan does not provide for a gross-up of severance benefits in the event that excise taxes under Section 280G of the Internal Revenue Code of 1986, as amended.

The terms of the Severance Plan are as follows:

(a)
Upon termination of the officer's employment by the company without cause, and in the event there is no change in control of the company within 3 months after or 18 months before termination of the officer's employment, the officer is entitled to receive: (i) 1.0x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (1.5x for the company's Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, and (iii) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the officer becomes eligible for equivalent benefits from a subsequent employer.

(b)
Upon termination of the officer's employment by the company without cause or by the officer for good reason within 3 months before a change in control, the officer is entitled to receive: (i) 1.5x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (2.5x for the company's Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, (iii) acceleration of vesting and exercisability of restricted stock awards and options, (iv) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the officer becomes eligible for equivalent benefits from a subsequent employer, and (v) outplacement services for a period of 12 months following the termination date or until the first acceptance by the officer of an offer of employment, whichever comes first.

(c)
Upon termination of the officer's employment by the company without cause or by the officer for good reason within 18 months after a change in control, the officer is entitled to receive: (i) 1.5x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (2.5x for the company's Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, (iii) acceleration of vesting and exercisability of restricted stock awards and options, (iv) vesting of any performance-based restricted stock units still eligible to vest, (v) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the officer becomes eligible for equivalent benefits from a subsequent employer, and (vi) outplacement services for a period of 12 months following the termination date or until the first acceptance by the officer of an offer of employment, whichever comes first.

EXECUTIVE COMPENSATION TABLES
(d)
If the officer's employment is terminated by reason of the officer's death or disability: (i) 1.0x the sum of his or her base salary and annual target bonus for the fiscal year in which termination occurs or for the previous fiscal year if the annual target bonus for the fiscal year has not yet been set (1.5x for the company's Chief Executive Officer), (ii) a prorated target bonus for the fiscal year in which termination occurs, and (iii) the continuation of certain employee welfare plan benefits, including for his or her dependents and beneficiaries, for a period of 12 months following the termination date or until the officer becomes eligible for equivalent benefits from a subsequent employer.

To receive the severance benefits described above, the officer must execute a full release of any and all claims against the company and comply with certain other obligations specified in the Severance Plan.

For purposes of the Severance Plan, "change in control" of the company generally means, subject to certain exceptions, (a) the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the company's assets unless all or substantially all of the beneficial owners prior to such transaction immediately own more than 50% of the combined outstanding voting power of the entity resulting from the transaction; (b) individuals who at the beginning of any two year period constitute the company's board of directors cease for any reason to constitute at least a majority of the board of directors; (c) the acquisition by any person of beneficial ownership of 30% or more of the outstanding voting power of the company; or (d) the approval by the company's stockholders of a complete liquidation or dissolution of the company.

For purposes of the Severance Plan, "good reason" means, unless defined in an officer's offer letter or other applicable employment agreement, (a) (i) any material adverse change in an officer's authority, duties, or responsibilities (including reporting responsibilities) from such officer's authority, duties, and responsibilities as in effect at any time within three months preceding the date of a change in control or at any time thereafter, or (ii) if such officer is an executive officer of the company a significant portion of whose responsibilities relate to the company's status as a public company, such officer's failure to continue to serve as an executive officer of a public company, in each case except in connection with the termination of such officer's employment for disability, for cause, death, or by the officer other than for good reason; (b) a material reduction in base salary; (c) the imposition of a requirement that an officer be based at any place outside a 60-mile radius from his or her principal place of employment immediately prior to a change in control except for reasonably required travel on company business that is not materially greater in frequency or duration than prior to the change in control; or (d) any material breach by the company of the Severance Plan or of any applicable employment agreement. In order to terminate for good reason, an officer must (a) reasonably determine in good faith that a good reason condition has occurred; (b) notify the company in writing of the occurrence of the condition within 90 days; (c) cooperate in good faith with the company's efforts, for a period of not less than 30 days following such notice, to remedy the condition (after which time the condition still exists); and (d) terminate employment within 60 days after that remedy period.

For purposes of the Severance Plan, "cause" means, unless defined in an officer's offer letter or other applicable employment agreement, (a) being convicted for committing an act of fraud, embezzlement, theft, or other act constituting a felony (other than traffic related offenses or as a result of vicarious liability); (b) willfully engaging in illegal conduct or gross misconduct that would (i) adversely affect the business or the reputation of the company or any of its affiliates with their respective current or prospective customers, suppliers, lenders, or other third parties with whom such entity does or might do business or (ii) expose the company or any of its affiliates to a risk of civil or criminal legal damages, liabilities, or penalties; however, no act or failure to act on the officer's part will be considered "willful" unless done or omitted to be done by such officer not in good faith and without reasonable belief that such officer's action or omission was in the best interest of the company; or (c) an officer's failing to perform his or her duties in a reasonably satisfactory manner after the receipt of a notice from the company detailing such failure if the failure is incapable of cure, and if the failure is capable of cure, upon the failure to cure such failure within 30 days of such notice or upon its recurrence.

EXECUTIVE COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control

Summary of Potential Payments Upon Termination (As of April 30, 2020)

The table below sets forth the estimated payments to be made to each Named Executive Officer, except Ms. Covington who ceased her participation in the Severance Plan upon her resignation from employment with the company, under the Severance Plan in the event of the officer's involuntary termination by the company without cause, termination by reason of death or disability, in each case not within the change in control protection period provided in the Severance Plan. The following table assumes that such termination occurred on April 30, 2020.

Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)	Total ($)

Wahid Nawabi	2,400,000	28,502	2,428,502

Kevin McDonnell	550,000	28,502	578,502

Brian Shackley	314,239	15,124	329,363

Kenneth Karklin	725,000	38,915	763,915

Melissa Brown	675,000	14,246	689,246

Alison Roelke	386,996	28,169	415,165

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2020, the target annual bonus for each officer for fiscal year 2020 plus a pro-rata annual bonus equal to the target annual bonus for fiscal year 2020. Mr. McDonnell had a minimum guaranteed annual bonus of $75,000, which amount has been used for the bonus component of his severance for fiscal year 2020.

2.
The benefit continuation payment is based on premium costs as of April 30, 2020.

Summary of Potential Payments Upon Change in Control (As of April 30, 2020)

The table below sets forth the estimated payments to be made to each Named Executive Officer, except Ms. Covington who ceased her participation in the Severance Plan upon her resignation from employment with the company, under the Severance Plan in the event of the officer's involuntary termination by the company without cause or the officer's voluntary termination for good reason within 18 months after a change in control. The following table assumes that such termination, and a corresponding change in control, occurred on April 30, 2020.

		Other Benefits
Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)	In-the-Money Value of Accelerated Stock Options[3] ($)	Value of Accelerated Restricted Stock Awards[4] ($)	Value of Accelerated Restricted Stock Unit Awards[5] ($)	Total Value of Change- in-Control Related Benefits ($)

Wahid Nawabi	3,600,000	28,502	335,600	1,157,655	603,142	5,724,899

Kevin McDonnell	787,500	28,502	—	246,343	—	1,062,345

Brian Shackley	446,359	15,124	—	222,058	29,467	713,008

Kenneth Karklin	987,500	38,915	—	265,747	95,934	1,388,096

Melissa Brown	925,000	14,246	—	140,707	82,195	1,162,148

Alison Roelke	545,494	28,169	—	142,455	42,122	758,240

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2020, the target bonus for each officer for fiscal year 2019 and a pro-rata annual bonus equal to the target annual bonus for fiscal year 2020. Mr. McDonnell had a minimum guaranteed annual bonus of $75,000, which amount has been used for the bonus component of his severance for fiscal year 2020, as such amount exceeded his pro-rated target annual bonus for fiscal year 2020.

2.
The benefit continuation payment is based on premium costs as of April 30, 2020. The benefits continuation column excludes outplacement benefits which we are not able to quantify at this time. We expect the amount of outplacement benefits to be immaterial.

3.
Amounts in respect of stock options were determined by multiplying the number of stock options that would have vested upon such employment termination by the difference between $60.26, the closing price of our common stock on April 30, 2020, and the applicable exercise prices of such stock options.

EXECUTIVE COMPENSATION TABLES
4.
Amounts in respect of restricted stock awards were determined by multiplying the number of restricted stock awards that would have vested upon such employment termination by $60.26, the closing price of our common stock on April 30, 2020.

5.
Amounts in respect of restricted stock unit awards were determined by multiplying the target number of shares of common stock underlying such restricted stock units that would have vested upon such employment termination by $60.26, the closing price of our common stock on April 30, 2020. In the event of a change in control prior to the last date of the applicable three-year performance period, the number of PRSUs that will be eligible to vest will be equal to the greater of (1) the target number of PRSUs or (2) the number of PRSUs that would vest if the performance period ended on the date of the change in control and performance was measured as of that date (with the performance objectives adjusted proportionately to reflect the hypothetical shortened performance period). These "vesting eligible" PRSUs will then convert to time-based awards that will vest on the last day of the performance period, subject to the Named Executive Officer's continued employment or service through such date. However, if a Named Executive Officer's employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control, all of the "vesting eligible" PRSUs will vest upon such termination. For purposes of the table, amounts in respect of PRSUs were determined by multiplying the target number of shares of common stock underlying such PRSUs that would have vested upon such employment termination by $68.56, the closing price of our common stock on April 30, 2020. Includes amounts for vesting of PRSUs for the FY2019-2021 Performance Period. Excludes PRSUs for the FY2018-2020 Performance Period, which would vest according to their terms based on the company's actual performance for the applicable performance period.

Consulting Agreement with Ms. Covington

On October 16, 2019, in connection with Ms. Covington's resignation, the company entered into a consulting agreement with her pursuant to which she was eligible to receive an hourly rate of $170.00 for consulting services rendered to the company (with such fees not to exceed $20,000 for the term of the consulting agreement). In addition, as a result of her continued service to us under the consulting agreement, the vesting of all of her unvested restricted stock awards outstanding as of the last date of Ms. Covington's employment continued to vest during the term of the consulting agreement. All PRSUs held by Ms. Covington as of her last day of employment were cancelled effective as of such date.

Fiscal Year 2020 Pay Ratio

Under the Dodd-Frank Act, we are now required to disclose the ratio of the total annual compensation of our CEO to that of our median employee. The new SEC rules promulgated pursuant to the Dodd-Frank Act require disclosure of the median of the annual total compensation of all of the company's employees, excluding our CEO; the annual total compensation of our CEO; and the ratio of the amount of our CEO's annual compensation to the amount of the median employee's annual total compensation.

As a result of our divestiture of our former EES business segment in June 2018, we identified a new median employee for the calculation of our pay ratio for fiscal year 2019. SEC rules provide that we may use the same median employee for three years before identifying a new median employee provided that during our last completed fiscal year there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. We do not believe that there has been a change to our employee population or our employee compensation arrangements in fiscal year 2020 that would result in a significant change to our pay ratio disclosure. Therefore, to calculate the CEO pay ratio for our fiscal year 2020, we used the same median employee we identified for the calculation of our pay ratio for fiscal year 2019. In identifying our median employee in 2019, we selected April 30, 2019, the last day of our fiscal year 2019, as the date upon which our median employee for fiscal year 2019 was identified. In our analysis to identify the median employee, we included all employees employed as of April 30, 2019, excluding our CEO. We identified the median employee based on the sum of regular and overtime wages paid for fiscal year 2019 and the bonus paid pursuant to the company's fiscal year 2019 bonus program. The company did not annualize the compensation of any employees hired during fiscal year 2019.

Using the compiled data, we determined that the fiscal year 2020 annual total compensation of our median employee was $118,618 and that Mr. Nawabi's annual total compensation for fiscal year 2020 was $3,056,944, both of which were calculated in accordance with Item 402(c) of Regulation S-K. The ratio of these amounts was 25.8:1.

AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors serves as the representative of the board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee is made up solely of independent directors, as defined in the applicable SEC and Nasdaq rules, and operates under a written charter adopted by the board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Management has responsibility for preparing our financial statements, as well as for our financial reporting process. Deloitte & Touche LLP, acting as our independent registered public accounting firm for the fiscal year ending April 30, 2020, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States. The Audit Committee periodically met meets with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

In this context, the Audit Committee hereby reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2020 with management.

(2)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with the independent registered public accounting firm by Auditing Standard No. 1301, "Communication with Audit Committees", as adopted by the Public Company Accounting Oversight Board.

(3)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with such firm its independence from the company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 30, 2020, for filing with the SEC.

Audit Committee Edward R. Muller (Chair) Stephen F. Page Catharine Merigold

PROPOSAL 2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP

PROPOSAL 2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2021. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended April 30, 2020. Prior to the fiscal year ended April 30, 2020, Ernst & Young LLP served as our independent registered accounting firm, including for fiscal year 2019. The Audit Committee determined not to reappoint Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2020 and approved the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for such fiscal year after conducting a competitive process to select a firm to serve as the company's independent registered public accounting firm for the company's fiscal year 2020.

The services provided to us by Deloitte & Touche LLP for the last fiscal year is described under the caption "Audit-Related Matters – Fees Paid to Independent Auditors" below. Ernst & Young LLP served as the company's independent registered public accounting firm for the fiscal year ended April 30, 2019. The Services Provided to us by Ernst & Young LLP for the fiscal year ended April 30, 2019 is described below under the caption "Audit-Related Matters – Fees Paid to Independent Auditors" below. Stockholder approval of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required. Our board believes that obtaining stockholder ratification of the selection of Deloitte & Touche LLP is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Deloitte & Touche LLP, the Audit Committee will reconsider whether to hire the firm and may retain Deloitte & Touche LLP or hire another firm without resubmitting the matter for stockholder approval. The Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm. Representatives of Deloitte & Touche LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire.

In connection with the audit of the company's consolidated financial statements for the fiscal year ended April 30, 2020, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their audit report on the company's consolidated financial statements for the fiscal year ended April 30, 2020. There were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S K. During the fiscal years ended April 30, 2019, 2018 and 2017, neither the company nor anyone acting on its behalf has consulted with Deloitte & Touche LLP on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S K.

In connection with the audit of the company's consolidated financial statements for each of the three fiscal years ended April 30, 2019, 2018 and 2017, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their audit report on the company's consolidated financial statements for the fiscal year ended April 30, 2019. There were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. During the fiscal years ended April 30, 2019, 2018 and 2017, neither the company nor anyone acting on its behalf has

PROPOSAL 2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP

consulted with Ernst & Young LLP on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2021.

Fees Paid to Independent Auditors

We engaged Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ended April 30, 2020, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q. Our Audit Committee approved the engagement of Deloitte & Touche, LLP for such fiscal year. We engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended April 30, 2019, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q made during such fiscal year. Our Audit Committee approved the engagement of Ernst & Young LLP for such fiscal year.

The following table shows the fees for audit and other services provided by Deloitte & Touche for the fiscal year ended April 30, 2020 and the fees for audit and other services provided by Ernst & Young LLP for the fiscal year ended April 30, 2019.

	Deloitte & Touche	Ernst & Young
	FY2020 Fees	FY2019 Fees

Audit Fees	$ 745,000	$ 1,018,945
Audit-Related Fees	—	—
Tax Fees	—	88,277
All Other Fees	7,841	1,995

Total	$ 752,841	$ 1,109,217

Audit Fees.    This category includes fees associated with our annual audit and the audit of internal control over financial reporting, the review of the company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit Related Fees.    This category includes fees for services that are reasonably related to the performance of the audit or review of financial statements but are not included in "Audit Fees."

Tax Fees.    This category consists of fees for tax advice, planning and compliance principally in connection with the preparation of our tax returns and assistance with governmental tax audits.

All Other Fees.    This category consists of fees for services that are not included in the above categories and primarily includes fees for obtaining access to an online accounting research tool.

Pre-Approval Policy of the Audit Committee

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent registered public accounting firm be pre-approved by the Audit Committee, or a designated Audit Committee member. These services may include audit services, audit-related services, tax services and other services. All permissible non-audit services provided by our independent registered public accounting firm have been pre-approved by the Audit Committee or a designated Audit Committee member. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants' independence and determined that it is consistent with such independence.

PROPOSAL 3. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 3. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This advisory vote on executive compensation, commonly known as "Say-on-Pay," is advisory in nature, and it is not binding on us or our board of directors. This vote provides our stockholders with the opportunity to express their view on our 2020 executive compensation programs and policies for such officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

As described more fully in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create long-term stockholder value. We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the board of directors believe that our executive compensation program fulfills these goals.

Our executive compensation practice is governed by policies and practices that are in line with industry practices and stockholder interests. Examples of such policies and practices include:

•
Majority of total potential compensation paid to executives based on our financial performance;

•
Clawback policy for the recovery of incentive compensation of executive officers;

•
Anti-hedging and anti-short sale policies for executives;

•
Limited perquisites;

•
No executive pensions;

•
Retention of independent compensation consultant;

•
Annual risk assessment of compensation practices;

•
No employment agreements with executive officers;

•
No repricing or exchange of "underwater" stock options without stockholder approval;

•
No minimum guaranteed vesting for performance-based equity awards;

•
Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries;

•
Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares, if any, issued upon the vesting of equity awards until their required stock ownership levels are achieved; and

•
Double-trigger provisions for change in control situations in our Severance Plan, and no excise tax gross-up payments upon a termination after a change in control.

PROPOSAL 3. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we ask that our stockholders vote "FOR" the following resolution:

  "RESOLVED, that AeroVironment, Inc.'s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the other related tables and disclosure."

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You have received these proxy materials because you were an AeroVironment, Inc. stockholder as of the close of business on August 7, 2020, and our board of directors is soliciting authority, or proxy, to vote your shares at the 2020 annual meeting of stockholders. The proxy materials include our notice of annual meeting of stockholders, proxy statement and 2020 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the annual meeting. The proxy cards are being solicited on behalf of our board of directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the meeting, and provide updated information about our company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to stockholders on or about August 25, 2020.

Three proposals are scheduled to be voted on at the annual meeting:

Proposal 1: Election of Catharine Merigold, Wahid Nawabi and Stephen F. Page, each to serve as a Class II director for a three-year term;

Proposal 2: Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021; and

Proposal 3: Advisory vote on the compensation of our Named Executive Officers.

Why is it so important that I promptly vote my shares?

We value your input. Regardless of the number of shares you hold and whether you plan to attend the annual meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.

Can I access the proxy materials on the internet?

Yes. The company's proxy statement and 2020 annual report are available at http://investor.avinc.com/financial-information.

Can I receive a copy of the company's annual report on Form 10-K?

Our annual report on Form 10-K for the fiscal year ended April 30, 2020, which has been filed with the SEC, will be made available to stockholders without charge upon written request to AeroVironment, Inc., Attn: Corporate Secretary, 900 Innovators Way, Simi Valley, California 93065.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How can I view or request copies of the company's corporate documents and SEC filings?

The company's website contains the company's Corporate Governance Guidelines, board committee charters and Code of Business Conduct and Ethics and the company's SEC filings. To view these documents, go to www.avinc.com, click on "Investors" and click on "Corporate Governance." To view the company's SEC filings and Forms 3, 4 and 5 filed by the company's directors and executive officers, go to www.avinc.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the board committee charters and the Code of Business Conduct and Ethics to any stockholder requesting a copy. Requests should be directed to AeroVironment, Inc., Attn: Corporate Secretary, 900 Innovators Way, Simi Valley, California 93065.

How do I attend the annual meeting?

The annual meeting will be held on Friday, September 25, 2020 at 9:00 a.m., Pacific Time, virtually held exclusively via live audio webcast at https://web.lumiagm.com/216888245. Online access to the virtual stockholder meeting will open up approximately 60 minutes prior to the start of the annual meeting to allow for you to log in with your 11-digit voter control number issued by AST and password of AVAV2020 (case sensitive) to test your computer audio system. Please log into the provided website and follow the instructions provided to attend the annual meeting. We encourage you to access the meeting prior to the start time. If you are a beneficial owner, please refer to the voting instructions provided by your brokerage firm, bank, dealer or other similar organization with these proxy materials. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed herein.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If your shares are registered in the name of your broker, bank or other agent, you are the "beneficial owner" of those shares and those shares are considered as held in "street name." If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on September 15, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at https://web.lumiagm.com/216888245 during the meeting. Please log in with your 11-digit voter control number issued by AST and the password for the meeting is AVAV2020

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

(case sensitive). Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

What is the quorum requirement for holding the annual meeting?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business.

Who can vote?

Holders of record of common stock at the close of business on August 7, 2020 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote on all matters properly brought before the meeting. On August 7, 2020, the record date for the annual meeting, there were 24,104,564 shares of common stock outstanding. There are no other voting securities of the company outstanding.

What is the difference between holding shares as a holder of record and as a beneficial owner?

If at the close of business on August 7, 2020, the record date for the annual meeting, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide voting instructions to your broker or bank, such organization will need to determine whether it has the discretionary authority to vote your shares on any matter to be considered at the annual meeting.

Under applicable rules, your bank or broker has discretionary authority to vote your shares on the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021 without receiving instructions from you. Therefore, your broker or bank will be able to vote on this matter if you do not provide voting instructions to such organization. Your bank or broker does not have discretionary authority to vote your shares without receiving instructions from you on any of the other proposals. Accordingly, if you do not give instructions to your custodian, your shares will not be voted with respect to these matters because the bank or brokerage firm will not have authority to vote them on your behalf.

Banks and brokers are not permitted to vote your shares with respect to the election of directors or the advisory votes on the compensation of our Named Executive Officers without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.

How do I vote my shares?

You may vote your shares using one of the following methods:

•
Over the internet. If you have access to the internet, by submitting the proxy following the instructions included on your proxy card for voting over the internet.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
•
By telephone. You can vote by calling a toll-free telephone number listed on the proxy card. Please refer to your proxy card for instructions on voting by phone.

•
By mail. You may vote your shares by completing, signing and mailing the proxy card included with your proxy materials. Please refer to your proxy card for instructions on voting by mail.

•
Virtually at the annual meeting. Stockholders are invited to virtually attend the annual meeting and vote online during the annual meeting. If you are a beneficial owner of shares, please refer to the voting instructions provided from your brokerage firm, bank, dealer or other similar organization.

A control number, located on the instruction sheet attached to the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card.

Can I change my vote?

Yes. You may revoke the proxy at any time prior to its use by:

•
delivering a written notice to the Corporate Secretary of the company, mailed to the company's principal executive office at 900 Innovators Way, Simi Valley, California 93065;

•
executing and submitting a later-dated proxy;

•
re-voting your shares by telephone or on the internet; or

•
attending the annual meeting and voting electronically during the annual meeting.

Only the latest validly executed proxy that you submit will be counted.

What vote is required to approve each of the proposals?
•
Proposal 1 – Election of directors: Directors will be elected on a plurality basis and the three nominees receiving the highest number of "FOR" votes will be elected as directors. Notwithstanding the foregoing, pursuant to the company's Corporate Governance Guidelines, if a director nominee is not elected by a majority of votes cast, he or she has agreed to submit a letter of resignation to the board. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject any such resignation, or whether other action should be taken and the board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee. Withholdings will be counted as present for the purposes of determining a quorum but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•
Proposal 2 – Ratification of selection of independent registered public accounting firm: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Brokers have discretionary authority to vote your shares on this proposal without receiving instructions from you.

•
Proposal 3 – Advisory vote on the compensation of our Named Executive Officers: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What are the recommendations of the board of directors?

The board of directors recommends that you vote your shares on your proxy card:

•
FOR the election of the directors nominated herein;

•
FOR the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021; and

•
FOR the proposal to approve the compensation of our Named Executive Officers on an advisory basis.

What if I do not specify how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the internet) how you want to vote your shares, your shares will be voted:

•
FOR the election of directors nominated herein;

•
FOR the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021;

•
FOR the approval of the advisory vote to approve the compensation of our Named Executive Officers; and

•
with respect to any other business which may properly come before the annual meeting or any adjournments or postponements thereof, in accordance with the best judgment of the designated proxy holders.

If you are a beneficial owner of shares and do not specify to the organization that holds your shares how you want to vote, such organization may only vote your shares on "routine" matters. The only routine matter to be voted upon at this annual meeting is the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021. Therefore, if you do not provide instructions to the record holder on how you want to vote, your shares may not be voted on the election of directors or the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Is cumulative voting allowed for the election of directors?

No. You may not cumulate your votes for the election of directors.

What is the effect of an "ABSTAIN" vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is a "broker non-vote"?

A "broker non-vote" occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any "non-routine" matters brought to a vote at a stockholder meeting.

Under applicable rules, "non-routine" matters include the election of directors and the proposal for the advisory vote on the compensation of our Named Executive Officers. As such, a broker may not vote your shares with respect to the election of directors or other non-routine matters without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

When will the company announce the voting results?

We will announce preliminary voting results at the annual meeting. Final official results will be provided in a current report on Form 8-K filed with the SEC within four business days of the meeting (which will be available at www.sec.gov and www.avinc.com).

How are the proxies solicited and what is the cost?

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

What is householding?

Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in a stockholder's household. Additionally, you may have notified us that multiple stockholders share an address and thus you requested to receive only one copy of our proxy statement and annual report. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department at (805) 520-8350 ×4510, via email at ir@avinc.com or by mail addressed to Investor Relations, AeroVironment, Inc., 900 Innovators Way, Simi Valley, California 93065, requesting such copies. If a stockholder is receiving multiple copies of our proxy statement and annual report at the stockholder's household and would like to receive a single copy of the proxy statement and annual report for a stockholder's household in the future, stockholders should contact their broker, or other nominee record holder to request mailing of a single copy of the proxy statement and annual report. Stockholders receiving multiple copies of these documents directly from us, and who would like to receive single copies in the future, should contact our investor relations department at the address above to make such a request.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How do I submit a proposal for action at next year's annual meeting?

Stockholder Proposals for Inclusion in Next Year's Proxy Statement.    Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in the proxy statement relating to our 2021 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than April 15, 2021 (120 calendar days prior to the anniversary of the date of the proxy statement for our 2020 annual meeting was released to stockholders) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting. However, in the event that the date of our 2020 annual meeting is more than 30 days before or after the anniversary of our 2020 annual meeting, a stockholder proposal will be timely if received at our principal executive offices a reasonable time before we begin to print and send our proxy materials for the 2021 meeting.

Stockholder Proposals for Presentation at Next Year's Annual Meeting.    If a stockholder wishes to present a proposal, including a director nomination, at our 2021 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to our Corporate Secretary prior to the deadline for such meeting determined in accordance with our bylaws. Our bylaws require notice with respect to the 2021 annual meeting between May 28, 2021 (120 calendar days prior to the anniversary of our 2020 annual meeting) and June 27, 2021 (90 calendar days prior to the anniversary of our 2020 annual meeting). However, in the event that the date of the 2021 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2020 annual meeting, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2021 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2020 annual meeting or (2) the 10th day following the earlier of (a) the day on which notice of the 2021 annual meeting was mailed or (b) the date on which public announcement of the date of the 2021 annual meeting is first made by the company. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2021 annual meeting. In addition, our bylaws include other requirements for nomination of candidates for director and proposals of other business.

Could any additional proposals be raised at the 2020 annual meeting of stockholders?

The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

It is important that proxies be returned promptly. Stockholders are urged to date and sign the proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

If stockholders have any questions or require any assistance with voting your shares, please contact the company's corporate secretary.

ON BEHALF OF THE BOARD OF DIRECTORS

Wahid Nawabi President and Chief Executive Officer
Simi Valley, California August 13, 2020

- 0 AEROVIRONMENT, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, a stockholder of AeroVironment, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Wahid Nawabi and Kevin McDonnell, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of the Company, to be held on September 25, 2020, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows: (Continued and to be signed on the reverse side) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF AEROVIRONMENT, September 25, 2020 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/216888245 password: AVAV2020 (case sensitive) and be sure to have available the control number. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330300000000001000 2 092520 firm: O Catharine Merigold FOR ALL NOMINEES Proposal 3. Advisory vote on the compensation of the company’s BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Proposal 1. To elect the board of directors' three nominees as directors: NOMINEES: O Wahid Nawabi WITHHOLD AUTHORITYO Stephen F. Page FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN Proposal 2. To ratify the selection of Deloitte & Touche LLP as the company's independent registered public accounting FOR AGAINST ABSTAIN Named Executive Officers: The undersigned hereby revokes any other proxy to vote at the annual meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 13, 2020 relating to the annual meeting. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.avinc.com/financial-information/annual-reports COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS